SCHEDULE 14A

(RULE 14A-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [  ]

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[X] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

[   ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

INTERNATIONAL BARRIER TECHNOLOGY INC.

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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

The 2015 annual general and special meeting of shareholders of International Barrier Technology Inc. will be held at Suite 1200 - 750 West Pender Street, Vancouver, British Columbia V6C 2T8 on Friday, December 4, 2015 at 10:00 a.m. (Vancouver Time) for the following purposes:

1.

To receive the financial statements of the Company for its fiscal year ended June 30, 2015 together with the report of the independent auditors thereon;

2.

To fix the number of directors at three;

3.

To elect directors to serve until the next annual general meeting of shareholders or until their respective successors are elected or appointed;

4.

To ratify the appointment of BDO Canada LLP, Chartered Accountants, as independent auditors of the Company for the year ending June 30, 2016 and to authorize the directors to fix the remuneration of the auditors;

5.

To approve by special resolution, the adoption of a new form of Articles of the Company, as more particularly described in the attached information circular;

6.

To approve the Company’s rolling stock option plan; and

7.

To transact such other business as may properly come before the Annual General and Special Meeting and any adjournment or postponement thereof.

The Board of Directors has fixed October 23, 2015 as the record date for determining shareholders entitled to receive notice of, and to vote at, the Meeting or any adjournment or postponement thereof.  Only shareholders of record at the close of business on that date will be entitled to notice of and to vote at the Meeting.

All shareholders are invited to attend the Meeting in person, but even if you expect to be present at the Meeting, you are requested to mark, sign, date and return the enclosed proxy card in accordance with the instructions set out in the notes to the proxy and any accompanying information from your intermediary as promptly as possible to ensure your representation. All proxies must be received by our transfer agent by no later than 48 hours prior to the time of the Meeting in order to be counted.

Dated at Vancouver, British Columbia, this 23rd day of October, 2015.

BY ORDER OF THE BOARD OF DIRECTORS

“Michael D. Huddy”

Michael D. Huddy

President, Chief Executive Officer and Director

Important Notice Regarding the Availability of Proxy Materials for

the Company’s Annual General and Special Meeting of Shareholders on December 4, 2015.

The International Barrier Technology Inc. Proxy Statement and

2015 Annual Report to Shareholders are available online at www.intlbarrier.com

PROXY STATEMENT AND INFORMATION CIRCULAR
as at October 23, 2015

ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 4, 2015

In this Proxy Statement and Information Circular, all references to “$” are references to United States dollars and all references to “C$” are references to Canadian dollars.

GENERAL

The enclosed proxy is solicited by the Board of Directors of International Barrier Technology Inc., a British Columbia corporation (the “Company”), for use at the Annual General and Special Meeting of Shareholders (the “Meeting”) of the Company to be held at 10:00 a.m. Vancouver Time on December 4, 2015, at Suite 1200 – 750 West Pender Street, Vancouver, British Columbia V6C 2T8, and at any adjournment or postponement thereof.

Our principal corporate office is located at 510 4th Street North, Watkins, Minnesota, USA  55389. This Proxy Statement and the accompanying proxy card are being mailed to our shareholders on or about November 4, 2015.

The cost of solicitation will be borne by the Company. The solicitation will be made primarily by mail. Proxies may also be solicited personally or by telephone by certain of the Company’s directors, officers and regular employees, who will not receive additional compensation therefore. In addition, the Company will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding solicitation materials to beneficial owners.  The total cost of proxy solicitation, including legal fees and expenses incurred in connection with the preparation of this Proxy Statement and Information Circular, is estimated to be $7,500.

APPOINTMENT OF PROXYHOLDER

The persons named as proxy holder in the accompanying form of proxy were designated by the management of the Company ("Management Proxy holder"). A shareholder desiring to appoint some other person ("Alternate Proxy holder") to represent him at the Meeting may do so by inserting such other person's name in the space indicated or by completing another proper form of proxy. A person appointed as proxy holder need not be a shareholder of the Company. All completed proxy forms must be deposited with Computershare Investor Services Inc. (“Computershare”) not less than forty-eight (48) hours, excluding Saturdays, Sundays, and holidays, before the time of the Meeting or any adjournment of it unless the chairman of the Meeting elects to exercise his discretion to accept proxies received subsequently.

EXERCISE OF DISCRETION BY PROXYHOLDER

The proxy holder will vote for or against or withhold from voting the shares, as directed by a shareholder on the proxy, on any ballot that may be called for. In the absence of any such direction, the Management Proxy holder will vote in favour of matters described in the proxy. In the absence of any direction as to how to vote the shares, an Alternate Proxy holder has discretion to vote them as he or she chooses.

The enclosed form of proxy confers discretionary authority upon the proxy holder with respect to amendments or variations to matters identified in the attached Notice of Meeting and other matters which may properly come before the Meeting. At present, Management of the Company knows of no such amendments, variations or other matters.

PROXY VOTING

Registered Shareholders

If you are a Registered Shareholder you may wish to vote by proxy whether or not you are able to attend the Meeting in person. Registered Shareholders electing to submit a proxy may do so by completing the enclosed form of proxy (the “Proxy”) and returning it to the Company’s transfer agent, Computershare, in accordance with the instructions on the Proxy.

In all cases you should ensure that the Proxy is received at least 48 hours (excluding Saturdays, Sundays and holidays) before the Meeting or the adjournment thereof at which the Proxy is to be used.

Beneficial Shareholders

The following information is of significant importance to shareholders who do not hold Shares in their own name. Beneficial Shareholders should note that the only proxies that can be recognized and acted upon at the Meeting are those deposited by registered shareholders (those whose names appear on the records of the Company as the registered holders of Shares).

If Shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those Shares will not be registered in the shareholder's name on the records of the Company. Such Shares will more likely be registered under the names of the shareholder's broker or an agent of that broker. In the United States, the vast majority of such Shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms).

Intermediaries are required to seek voting instructions from Beneficial Shareholders in advance of shareholders' meetings. Every intermediary has its own mailing procedures and provides its own return instructions to clients.

If you are a Beneficial Shareholder:

You should carefully follow the instructions of your broker or intermediary in order to ensure that your shares are voted at the Meeting.

The form of proxy supplied to you by your broker will be similar to the Proxy provided to registered shareholders by the Company. However, its purpose is limited to instructing the intermediary on how to vote on your behalf. Most brokers now delegate responsibility for obtaining instructions from clients to Broadridge Investor Communication Solutions ("Broadridge") in the United States and in Canada. Broadridge mails a voting instruction form in lieu of a Proxy provided by the Company. The voting instruction form will name the same persons as the Company's Proxy to represent you at the Meeting. You have the right to appoint a person (who need not be a Beneficial Shareholder of the Company), other than the persons designated in the voting instruction form, to represent you at the Meeting. To exercise this right, you should insert the name of the desired representative in the blank space provided in the voting instruction form. The completed voting instruction form must then be returned to Broadridge by mail or facsimile or given to Broadridge by phone or over the internet, in accordance with Broadridge's instructions. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Shares to be represented at the Meeting. If you receive a voting instruction form from Broadridge, you cannot use it to vote Shares directly at the Meeting - the voting instruction form must be completed and returned to Broadridge, in accordance with its instructions, well in advance of the Meeting in order to have the Shares voted.

Although as a Beneficial Shareholder you may not be recognized directly at the Meeting for the purposes of voting Shares registered in the name of your broker, you, or a person designated by you, may attend at the Meeting as proxy holder for your broker and vote your Shares in that capacity. If you wish to attend at the Meeting and indirectly vote your Shares as proxy holder for your broker, or have a person designated by you do so, you should enter your own name, or the name of the person you wish to designate, in the blank space on the voting instruction form provided to you and return the same to your broker in accordance with the instructions provided by such broker, well in advance of the Meeting.

Alternatively, you can request in writing that your broker send you a legal proxy which would enable you, or a person designated by you, to attend at the Meeting and vote your Shares.

REVOCATION OF PROXIES

In addition to revocation in any other manner permitted by law, a registered shareholder who has given a proxy may revoke it by:

(a)

Executing a proxy bearing a later date or by executing a valid notice of revocation, either of the foregoing to be executed by the registered shareholder or the registered shareholder’s authorized attorney in writing, or, if the shareholder is a corporation, under its corporate seal by an officer or attorney duly authorized, and by delivering the proxy bearing a later date to Computershare at any time up to and including the last business day that precedes the day of the Meeting or, if the Meeting is adjourned, the last business day that precedes any reconvening thereof, or to the chairman of the Meeting on the day of the Meeting or any reconvening thereof, or in any other manner provided by law, or

(b)

Personally attending the meeting and voting the registered shareholders’ shares.

A revocation of a proxy will not affect a matter on which a vote is taken before the revocation.

Only registered shareholders have the right to revoke a Proxy. Non-Registered Holders who wish to change their vote must, at least seven days before the Meeting, arrange for their respective Intermediaries to revoke the Proxy on their behalf.

VOTING PROCEDURE

A quorum for the transaction of business at the Meeting is one person who is a shareholder, or who is otherwise permitted to vote shares of the Company at a meeting of shareholders, present in person or by proxy.  Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted and the broker does not exercise discretion to vote those shares on a particular matter. Abstentions and broker non-votes will be included in determining the presence of a quorum at the Meeting. However, an abstention or broker non-vote will not have any effect on the outcome for the election of directors.

Except for the election of directors, all of the other matters that will come to a vote at the Meeting as described in the Notice of Meeting are ordinary resolutions and can be passed by a simple majority.  The nominees for election as directors at the Meeting will be elected by a plurality of the votes cast at the Meeting, such that the number of positions on the Board (as set at the Meeting) will be filled by the nominees with the most votes.  Shares for which proxy cards are properly executed and returned will be voted at the Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted "FOR" fixing the number of directors at three, “FOR” the election of each of the nominees to the board of directors named on the following page, "FOR" the ratification of the appointment of BDO Dunwoody LLP, Chartered Accountants, as the independent auditors of the Company for the year ended June 30, 2016, and the authorization of the Directors to fix the remuneration of the auditors, “FOR” the authorization and annual approval of the Company’s Stock Option Plan and “FOR” the adoption of a new form of Articles.  It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES AND SECURITIES HELD BY DIRECTORS AND EXECUTIVE OFFICERS

On October 23, 2015 (the “Record Date”) there were 47,807,426 shares of the Company’s common stock (the “Common Stock”) issued and outstanding, each share carrying the right to one vote. Only holders of Common Stock of record as at the close of business on the Record Date will be entitled to vote in person or by proxy at the Meeting or any adjournment thereof.

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of October 23, 2015 by

(i)

each person or entity known by the Company to beneficially own more than 5% of the Common Stock;

(ii)

each Director of the Company;

(iii)

each of the named Executive Officers of the Company; and

(iv)

all Directors and Executive Officers as a group.

Except as noted in the following table, the Company believes that beneficial owners of the Common Stock listed below have sole voting and investment power with respect to such shares.

Name and Address of Beneficial Owner	Number of Shares(1)	% of Total Issued(2)
Carl Marks Group New York, USA	6,475,695 (3)	13.5%
Michael D. Huddy Orono, Minnesota, USA	2,690,050(4)	5.6%
David J. Corcoran Vancouver, BC, Canada	2,285,685(5)	4.8%
Victor A. Yates Delta, BC, Canada	1,429,772(6)	3.0%
Melissa McElwee St. Joseph, Minnesota, USA	557,150(7)	1.2%
All Directors and Executive Officers as a Group	6,962,657	14.6%

(1)

Based upon information furnished to the Company by the Directors, Executive Officers or beneficial holders, or obtained from the stock transfer agent of the Company, or obtained from insider reports.

(2)

Based upon a total of 47,807,426 shares of Common Stock issued and outstanding, including in each case any stock underlying immediately exercisable warrants and stock options granted to each person listed.

(3)

Carl Marks IB LLC, Carl Marks & Co. Inc., and Martin Lizt are collectively deemed to be a “Group” within the meaning of section 13(g)(3) of the Securities Exchange Act of 1934, as amended.  Carl Marks IB LLC is a partnership of Carl Marks & Co. LP and Martin Lizt.  Andrew M. Boas and Robert Speer of New York, Limited Partners in Carl Marks & Co. LP, exercise direction/control over Carl Marks IB LLC.  Carl Marks & Co. LP is a limited partnership of 18 partners. Carolyn Marks Blackwood and Linda Marks Katz are the two greater than 10% holders of the partnership.

(4)

Includes 212,500 shares reserved for immediate issuance on exercise of options.

(5)

331,398 of these securities are held directly by David J. Corcoran and 1,741,787 of these securities are held by Corcoran Enterprises Ltd., a private company owned by David J. Corcoran.  Also includes 212,500 shares reserved for immediate issuance on exercise of options.

(6)

These securities are held by Continental Appraisals Ltd., a private company owned by Victor A. Yates.  Also includes 212,500 shares reserved for immediate issuance on exercise of options.

(7)

Includes 150,000 shares reserved for immediate issuance on exercise of options.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as disclosed herein, no Person has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in matters to be acted upon at the Meeting other than the election of directors and the appointment of auditors and as set out herein. For the purpose of this paragraph, “Person” shall include each person: (a) who has been a director, senior officer or insider of the Company at any time since the commencement of the Company’s last fiscal year; (b) who is a proposed nominee for election as a director of the Company; or (c) who is an associate or affiliate of a person included in subparagraphs (a) or (b).

PROPOSAL 1

NUMBER OF DIRECTORS

The Board of Directors proposes to fix the number of Directors of the Company at three.  Under British Columbia corporate legislation, a public company is required to have a minimum of three directors. In addition, a public company is required to have an audit committee that must be composed of at least three members. Each audit committee member must be financially literate and the majority must be independent directors. Accordingly, the Company has determined that fixing the number of directors at three is required to meet these requirements.  The Company’s articles permit the number of directors to be set by ordinary resolution of shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" SETTING THE NUMBER OF DIRECTORS AT THREE.

PROPOSAL 2

ELECTION OF DIRECTORS

The Board of Directors has proposed that the following three nominees be elected as Directors at the Meeting, each of whom will hold office until the expiration of their term or until his or her successor shall have been duly appointed or elected and qualified: Michael D. Huddy, David J. Corcoran, and Victor A. Yates.

Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying proxy card to vote shares represented by properly executed proxies for the election of such nominees. Although the Board of Directors anticipates that the three nominees will be available to serve as Directors of the Company, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NOMINEE.

The following table sets out the names of the nominees; their positions and offices in the Company; principal occupations; the period of time that they have been directors of the Company; and the number of shares of the Company which each beneficially owns or over which control or direction is exercised.

Name, Residence and Present Position with the Company	Director Since	# Shares Beneficially Owned, Directly or Indirectly, or Over Which Control or Direction is Exercised[1]	Principal Occupation[2]
MICHAEL D. HUDDY[3] President, CEO, Director Orono, Minnesota, USA	July 25, 1994	2,690,050(5)	President of International Barrier Technology Inc. and Barrier Technology Corporation. Barrier develops, manufactures, and markets proprietary fire-resistant technology.
DAVID J. CORCORAN[3][4] Director Vancouver, BC, Canada	July 10, 1986	2,285,685(6)	Company administrator; President and Owner of Corcoran Enterprises Ltd., which is a holding company and formerly a Chartered Accountants practice.
VICTOR A. YATES[3][4] Director Delta, BC, Canada	November 6, 1987	1,429,772(7)	President and Owner of Continental Appraisals Ltd., which is a company focused in real estate, construction of multi-family and commercial developments.

[1]

Based upon information furnished to the Company by either the directors and executive officers or obtained from the stock transfer agent of the Company.

[2]

Unless otherwise stated above, any nominees named above not elected at the last annual general meeting have held the principal occupation or employment indicated for at least five years.

[3]

Member of Audit Committee.

[4]

Member of Compensation Committee.

[5]

Includes 212,500 shares reserved for immediate issuance on exercise of options.

[6]

331,398 of these securities are held directly by David J. Corcoran and 1,741,787 of these securities are held by Corcoran Enterprises Ltd., a private company owned by David J. Corcoran.  Also includes 212,500 shares reserved for immediate issuance on exercise of options.

[7]

These securities are held by Continental Appraisals Ltd., a private company owned by Victor A. Yates.  Also includes 212,500 shares reserved for immediate issuance on exercise of options.

Michael D. Huddy has been the President of the Company for 20 years.  The Board believes that Dr. Huddy’s expertise and experience make him a valuable member to the Board.

David J. Corcoran has been a director of the Company for over 28 years.  Mr. Corcoran is the President and owner of Corcoran Enterprises Ltd.  The Board believes that Mr. Corcoran’s expertise and experience make him a valuable member to the Board.

Victor A. Yates has been a director of the Company for 26 years and has extensive knowledge of the Company’s business and operations. Mr. Yates’ experience and his independence from management make him a valuable member of the Board.

LEGAL PROCEEDINGS, CEASE TRADE ORDERS AND BANKRUPTCY

No director or executive officer of the Company is, as at the date of this Proxy Statement, or was within 10 years before the date of this Proxy Statement, a director, chief executive officer or chief financial officer of any company(including the Company), that:

(a)

was subject to a cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days, that was issued while the director or executive officer was acting in the capacity as director, chief executive officer or chief financial officer; or

(b)

was subject to a cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days, that was issued after the director or executive officer ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

No director or executive officer of the Company, and no shareholder holding a sufficient number of securities of the Company to affect materially the control of the Company:

(a)

is, as at the date of this Proxy Statement, or has been within the 10 years before the date of this Proxy Statement, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets;

(b)

has, within 10 years before the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the director, executive officer or shareholder;

(c)

has, within 10 years before the date of this Proxy Statement, been the subject of, or a party to, any U.S. federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any U.S. federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity;

(d)

has, within 10 years before the date of this Proxy Statement, been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization(as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C.78c(a)(26)), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C.1(a)(29)), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member; or

(e)

has, within 10 years before the date of this Proxy Statement, been convicted in a criminal proceeding or a named subject of a pending criminal proceeding.

No director or executive officer of the Company, and no shareholder holding a sufficient number of securities of the Company to affect materially the control of the Company has been subject to:

(a)

any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

(b)

any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable investor in making an investment decision.

The Company is not aware of any claims, actions, proceedings or investigations pending against the Company, any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent (5%) of the Company’s common stock, or any associate of any such director, officer, affiliate of the Company, or security holder that, individually or in the aggregate, are material to the Company. Neither the Company nor its assets and properties is subject to any outstanding judgment, order, writ, injunction or decree that has had or would be reasonably expected to have a material adverse effect on the Company. Furthermore, the Company is not aware of any threatened lawsuits.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s Directors, executive officers and persons who own more than 10% of a registered class of the Company’s securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

To the Company’s knowledge, based solely on a review of the copies of Forms 3 and 4, as amended furnished to it during its most recent fiscal year, and Form 5, as amended, furnished to it with respect to such year, the Company believes that during the year ended June 30, 2015, its Directors, executive officers and greater than 10% shareholders complied with all Section 16(a) filing requirements of the Securities Exchange Act of 1934.

DIRECTORS AND EXECUTIVE OFFICERS

Directors and Executive Officers of the Company are each elected and appointed, respectively, for the ensuing year.  The following table contains information regarding the members of the Board of Directors and the Executive Officers of the Company as of the Record Date, and the nominees as Directors of the Company:

Name	Age	Position	Position Held Since
Michael D. Huddy	63	President, Chief Executive Officer, Director	July 25, 1994
David J. Corcoran	68	Director	July 10, 1986
Victor A. Yates	70	Director	November 6, 1987
Melissa McElwee	42	Chief Financial Officer	November 30, 2012
Lindsay B. Nauen	63	Corporate Secretary	December 12, 2003

Melissa McElwee, Chief Financial Officer, joined Barrier in 2003 as the Financial Services Manager for the USA operations where she was responsible for accounting, internal sales, and human resources.  She is the General Operations Manager for Barrier.  Ms. McElwee is responsible for customer relations, financial management, and production management for the company.  She has a strong background in communication, financial analysis, and management.

Lindsay B. Nauen, Corporate Secretary, is the former owner of Nauen Mobile Accounting which provides accounting, bookkeeping and business consulting services to small businesses.

RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

There are no family relationships among any of the existing Directors or Executive Officers of the Company.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

During the fiscal year ended June 30, 2015, the Board of Directors held four Directors’ Meetings.  All other matters which required Board approval were consented to in writing by all of the Company’s Directors.

The attendance record for each director of the Company during the fiscal year ended June 30, 2015 was as follows:

Name of Director	Board of Directors Meetings Attended	Audit Committee Meetings Attended	Compensation Committee Meetings Attended
Michael D. Huddy	4 of 4	12 of 12	N/A
David J. Corcoran	4 of 4	12 of 12	1 of 1
Victor A. Yates	4 of 4	12 of 12	1 of 1

Directors are encouraged to attend annual meetings of our stockholders.  All three directors physically attended the 2014 annual shareholders meeting.

Audit Committee

National Instrument 52-110 of the Canadian Securities Administrators (“NI 52-110”) requires the Company, as a venture issuer, to disclose annually in its Information Circular certain information concerning the constitution of its Audit Committee and its relationship with its independent auditor, as set forth in the following.

Composition of the Audit Committee

The Company’s Audit Committee is comprised of three directors:  David J. Corcoran, Victor A. Yates and Michael D. Huddy.  As defined in NI 52-110, Mr. Corcoran and Mr. Yates are both “independent”.  Also as defined in NI 52-110, all of the Audit Committee members are “financially literate” and very knowledgeable about the Company’s affairs.  Because the Company’s structure and operations are straightforward, the Company does not find it necessary to augment its Board with a financial expert.

Relevant Education and Experience

David J. Corcoran – Mr. Corcoran is a Former Chartered Accountant and holds a Bachelor of Commerce degree from the University of British Columbia.  Mr. Corcoran founded Corcoran and Company, Chartered Accountants of Vancouver, British Columbia, and from 1979 to 1990 his firm secured a wide variety of business clients whom he advised regarding their management and business planning. This experience has provided Mr. Corcoran with an understanding of the accounting principles used by the Company to prepare its financial statements.  Mr. Corcoran’s experience also allows him to analyze or evaluate the Company’s financial statements.

Victor A. Yates – Mr. Yates is a self-employed businessman involved in real estate, construction of multi-family and commercial developments. He holds a degree in Real Estate Appraisal and is a Licensed Real Estate Agent. In 1981, he was one of the founding directors of Hycroft Resources Inc., a gold producing company on the Toronto Stock Exchange. His 30 years of experience in operating a variety of business ventures brings to the Board an entrepreneurial, construction, and financial perspective.  This experience and educational background has provided Mr. Yates with an understanding of the accounting principles used by the Company to prepare its financial statements.  Mr. Yates’ experience also allows him to analyze or evaluate the Company’s financial statements.

Michael D. Huddy – Dr. Huddy has been the President of the Company for 20 years. Dr. Huddy’s experience allows him to analyze or evaluate the Company’s financial statements.

The Audit Committee’s Charter

The Company has adopted a Charter of the Audit Committee of the Board of Directors, which is attached as Schedule “B” to this Information Circular.

Audit Committee Oversight

Since the commencement of the Company’s most recently completed financial year, the Company’s Board of Directors has not failed to adopt a recommendation of the Audit Committee to nominate or compensate an external auditor.

Reliance on Certain Exemptions

Since the effective date of NI 52-110, the Company has not relied on the exemptions contained in sections 2.4 or 8 of NI 52-110.  Section 2.4 provides an exemption from the requirement that the Audit Committee must pre-approve all non-audit services to be provided by the auditor, where the total amount of fees related to the non-audit services are not expected to exceed 5% of the total fees payable to the auditor in the fiscal year in which the non-audit services were provided.  Section 8 permits a company to apply to a securities regulatory authority for an exemption from the requirements of NI 52-110, in whole or in part.

Pre-Approval Policies and Procedures

The Audit Committee has not adopted specific policies and procedures for the engagement of non-audit services.  Subject to the requirements of NI 52-110, the engagement of non-audit services is considered by the Company’s Board of Directors, and where applicable the Audit Committee, on a case-by-case basis.

External Auditor Service Fees

In the following table, “audit fees” are fees billed by the Company’s external auditor for services provided in auditing the Company’s annual financial statements for the subject year.  “Audit-related fees” are fees not included in audit fees that are billed by the auditor for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements.  “Tax fees” are fees billed by the auditor for professional services rendered for tax compliance, tax advice and tax planning.  “All other fees” are fees billed by the auditor for products and services not included in the foregoing categories.

The fees paid by the Company to its auditor in each of the last two fiscal years, by category, are as follows:

Financial Year Ending	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
June 30, 2014	$71,615	Nil	Nil	Nil
June 30, 2015	$64,187	Nil	Nil	Nil

Exemption

The Company is relying on the exemption provided by section 6.1 of NI 52-110 which provides that the Company, as a venture issuer, is not required to comply with Part 3 (Composition of the Audit Committee) and Part 5 (Reporting Obligations) of NI 52-110.

Pre-Approved Services

100% of the services provided by the auditor were pre-approved by the Audit Committee.

Audit Committee Report

In the course of providing its oversight responsibilities regarding the financial statements for the year ended June 30, 2015, the Audit Committee reviewed the audited financial statements which appear in the Company’s Annual Report to shareholders on Form 10-K, with management and the Company’s independent auditors. The Audit Committee reviewed accounting principles, practices and judgments as well as the adequacy and clarity of the notes to the financial statements.

The Audit Committee reviewed the independence and performance of the independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, and such other matters as required to be communicated by the independent auditors in accordance with Statement on Auditing Standards 61, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

During the fiscal year ended June 30, 2015, the Audit Committee held twelve meetings. The Audit Committee meets with the independent auditors to discuss their audit plans, scope and timing on a regular basis, with or without management present. The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable standards of the Public Company Accounting Oversight Board for independent auditor communications with the audit committees concerning independence as may be modified or supplemented, concerning its independence as required under applicable standards for auditors of public companies.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Annual Report to shareholders on Form 10-K for the year ended June 30, 2015. The Audit Committee and the Board have also recommended the selection of BDO Canada LLP as independent auditors for the Company for the fiscal year ending June 30, 2016.

Submitted by the Audit Committee Members

David J. Corcoran

Victor A. Yates

Michael D. Huddy

Compensation Committee

For the ensuing year, the Board of Directors appointed David Corcoran and Victor Yates to the Compensation Committee and Martin Lizt as advisor to the Compensation Committee. David Corcoran was formerly the Chief Financial Officer of the Company.  The Compensation Committee reviews and approves the compensation of the Company’s officers, reviews and administers the Company’s stock option plans for employees and makes recommendations to the board of directors regarding such matters. The Compensation Committee does not have a charter and cannot delegate any authority to other persons.

The Compensation Committee is responsible for the compensation of the Company’s executive officers and to administer all incentive compensation plans and equity-based plans of the Company, including the plans under which Company securities may be acquired by directors, executive officers, employees and consultants.

Nominating Committee

No Nominating Committee has been appointed. Nominations of directors are made by the Board of Directors. The Directors are of the view that the present management structure does not warrant the appointment of a Nominating Committee.

In its deliberations for selecting candidates for nominees as director, the Board considers the candidate’s knowledge of the technology industry and involvement in community, business and civic affairs. Any nominee for director made by the Board must be highly qualified with regard to some or all these attributes. In searching for qualified director candidates to fill vacancies on the Board, the Board solicits its current Board of Directors for names of potentially qualified candidates. The Board would then consider the potential pool of director candidates, select the candidate the Board believes best meets the then-current needs of the Board, and conduct a thorough investigation of the proposed candidate’s background to ensure there is no past history, potential conflict of interest or regulatory issue that would cause the candidate not to be qualified to serve as a director of the Company.  Additionally, the Board annually reviews the Board’s size, structure, composition and functioning, to ensure an appropriate blend and balance of diverse skills and experience.

Shareholder Communications

Shareholders may send communications to the Board of Directors at the Company’s head office.

Board Leadership Structure and Role in Risk Oversight

The Board does not have an express policy regarding the separation of the roles of the Chairman of the Board and Chief Executive Officer, as the Board believes that it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. The Board has reviewed the Company’s current Board leadership structure. Michael D. Huddy has been the Company’s President since July 1994 and the Company’s Chief Executive Officer since December 2000. In light of the composition of the Board, the Company’s size, the nature of the Company’s business, the regulatory framework under which the

Company operates, the Company’s shareholder base, the Company’s peer group and other relevant factors, the Board believes that the current leadership structure is appropriate.

The understanding, identification and management of risk are essential elements for the successful management of the Company.  Management is charged with the day-to-day management of the risks the Company faces. However, the Board, directly and indirectly through its committees, is actively involved in the oversight of the Company’s risk management policies. The Board is charged with overseeing enterprise risk management, generally, and with reviewing and discussing with management the Company’s major risk exposure (whether financial, operating or otherwise) and the steps management has taken to monitor, control and manage these exposures, including the Company’s risk assessment and risk management guidelines and policies. Additionally, the Compensation Committee oversees the Company’s compensation policies generally, in part to determine whether or not they create risks that are reasonably likely to have a material adverse effect on the Company.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth all compensation paid or earned for services rendered to the Company in all capacities during the most recent three fiscal years ended June 30 by the Company’s Chief Executive Officer (“CEO”) and Chief Financial Officer (“CFO”) and each executive officer who earned over $150,000 in total salary and bonus during the three most recently completed financial years (collectively “Named Executive Officers”), for services rendered to the Company.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)[1]	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Michael D. Huddy President & CEO	2015	$126,140	Nil	Nil	Nil	Nil	Nil	Nil	$126,140
	2014	$120,000	Nil	Nil	$11,795	Nil	Nil	Nil	$131,795
	2013	$120,000	Nil	Nil	Nil	Nil	Nil	Nil	$120,000
Melissa McElwee CFO	2015	$79,460	$30,000	Nil	Nil	Nil	Nil	Nil	$109,460
	2014	$82,927	Nil	Nil	$11,101	Nil	Nil	Nil	$94,028
	2013	$41,115	Nil	Nil	Nil	Nil	Nil	Nil	$41,115

[1]  The determination of the value of option awards is based upon the Black-Scholes Option pricing model, details and assumptions of which are set out in Note 10 to the Company’s consolidated financial statements for the fiscal year ended June 30, 2013.

[2]     Melissa McElwee was appointed the Company’s Chief Financial Officer on November 30, 2012.

Compensation Discussion and Analysis

Compensation Philosophy

Our overall compensation philosophy is to provide a compensation package that enables us to attract, retain and motivate Named Executive Officers to achieve our short-term and long-term business goals. Consistent with this philosophy, the following goals provide a framework for our Named Executive Officers compensation program:

•

Pay competitively to attract, retain, and motivate Named Executive Officers;

•

Relate total compensation for each Named Executive Officer to overall company performance as well as individual performance;

•

Aggregate the elements of total compensation to reflect competitive market requirements and to address strategic business needs;

•

Expose a portion of each Named Executive Officer’s compensation to risk, the degree of which will positively correlate to the level of the Named Executive Officer’s responsibility and performance; and

•

Align the interests of our Named Executive Officers with those of our shareholders.

Oversight of Executive Compensation Program

The Compensation Committee is responsible for establishing a compensation policy and administering the compensation programs of our Executive Officers. The members of the Compensation Committee for the ensuing year are David Corcoran and Victor Yates (each an independent director under the rules of the American Stock Exchange) and Martin Lizt is an advisor to the Compensation Committee.

The amount of compensation paid by us to each of our directors and named officers and the terms of those persons’ employment is determined solely by the Compensation Committee. We believe that the compensation paid to its directors and officers is fair to the Company.

Executive Compensation Program Overview

The executive compensation package available to our Named Executive Officers is comprised of (i) base salary; and

(ii) equity based compensation.

Base Salary

The base salary currently paid to our Named Executive Officers is commensurate with the nature of our business and their individual experience, duties and scope of responsibilities. In the future, we intend to pay competitive base salaries required to recruit and retain executives of the quality that we must employ to ensure our success.

In making determinations of salary levels for the Named Executive Officers, the Compensation Committee is likely to consider the entire compensation package for Named Executive Officers, including the equity compensation provided under stock option plans. We intend for the salary levels to be consistent with competitive practices of comparable institutions and each executive’s level of responsibility. The Compensation Committee is likely to determine the level of any salary increase after reviewing the qualifications, experience, and performance of the particular executive officer and the nature of our business, the complexity of its activities, and the importance of the executive’s contribution to the success of the business.

The Compensation Committee may also take into consideration salaries paid to others in similar positions in the Company’s industry based on the experience of the Compensation Committee members and publicly available information. The discussion of the information and factors considered and given weight by the Compensation Committee is not intended to be exhaustive, but it is believed to include all material factors considered by the Compensation Committee. In reaching the determination to approve and recommend the base salaries the Compensation Committee did not assign any relative or specific weight to the factors which were considered, and individual directors may have given a different weight to each factor. The Compensation Committee will review and adjust the base salaries of our executive officers when deemed appropriate.

Equity Awards

Equity awards for our Named Executive Officers are and will be granted from our 2005 Stock Option Plan. The Company grants awards under the 2005 Stock Option Plan in order to align the interests of the Named Executive Officers with our shareholders, and to motivate and reward the Named Executive Officers to increase the shareholder value of the Company over the long term.

The use of stock options and other awards is intended to strengthen the alignment of interests of executive officers and other key employees with those of our shareholders.

Refer to the section entitled “Annual Approval of 2005 Stock Option Plan” for the terms of the Company’s current 2005 Stock Option Plan.

We believe that equity compensation is necessary to advance the interests of the Company and its shareholders by enhancing the ability of the Company to attract and retain the best available talent and to encourage the highest level of performance by senior officers, key employees, directors and consultants of the Company and of its subsidiaries through ownership of common shares in the Company.

Employment and Consulting Agreements

In order to retain Michael D. Huddy, our President and Chief Executive Officer, our Board of Directors determined it was in our best interests to enter into a management agreement dated February 13, 1993 with Dr. Huddy (the terms of the agreement have been revised although no new formal agreement has been signed).The current terms require that Dr. Huddy provide full-time service to the Company in his capacity as Chief Executive Officer and to be fully responsible for the Company’s activities in the USA.  The original agreement was for a term of four years but was to renew automatically every two years unless written notice of the intent to terminate was given by either party to the other.  Terms of compensation are to be given prior to any renewal period.

The agreement specifies employer termination provisions including: material breach of any provision of the contract; inability to perform the duties under the agreement; fraud or serious neglect or misconduct; personal bankruptcy.

The duties are complete as to those of a Chief Executive Officer (President) and include: Administration of the day to day affairs of the Employer Development of Financial, manufacturing, and marketing plans; Communication with Employer and Shareholders on a timely basis; and, Formulation and execution of a proposed budget approved by the Employer.  The agreement contains a Confidentiality Provision that precludes the sharing of confidential information to third parties not requiring the information to conduct business with Barrier.  The confidentiality provision extends beyond the time limit of the agreement until the information or knowledge becomes part of the public domain.

The Company has not entered into any other employment, consulting or management agreements with any other executive officer.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee served as an officer or employee of the Company during the fiscal year ended June 30, 2015 (or subsequently). None of the current members of the Compensation Committee have entered into a transaction with the Company in which they had a direct or indirect interest that is required to be disclosed pursuant to Item 404 of Regulation S-K.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis above with management and based on such review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Information Circular.

Submitted by the Compensation Committee Members

David J. Corcoran

Victor Yates

GRANTS OF PLAN-BASED AWARDS

DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR

During the most recently completed financial year, no incentive stock options were granted to the Named Executive Officers and no stock appreciation rights (SARs) were granted during this period.  A stock appreciation right (“SAR”) is a right to receive a payment of cash or an issue or transfer of shares based wholly or in part on changes in the trading price of the Company’s shares.

AGGREGATED OPTION/SAR EXERCISES DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR AND FINANCIAL YEAR-END OPTION/SAR VALUES

During the fiscal year ended June 30, 2015, 1,087,500 stock options were exercised by the Company’s Named Executive Officers.  During this period, no outstanding SARs were held by the Named Executive Officers.

OUTSTANDING EQUITY AWARDS AT THE MOST RECENTLY COMPLETED FINANCIAL YEAR

The following table sets forth the outstanding equity awards of the Company’s Named Executive Officers as at the last completed fiscal year:

	Option-based Awards
Name	Number of securities underlying unexercised options (#)	Option exercise price ($)	Option expiration date	Value of Unexercised in-the money options ($)
Michael D. Huddy	212,500	$0.097	August 2, 2016	$36,763
Melissa E. McElwee	150,000	$0.097	August 2, 2016	$25,950

(1)

“Value of unexercised in-the-money options is calculated by determining the difference between the market value of the securities underlying the options at June 30, 2015 and  the exercise price of the options and is not necessarily indicative of the value (i.e. loss or gain) that will actually be realized by the directors.

(2)

“in-the-money options” means the excess of the market value of the Company’s shares on June 30, 2015 over the exercise price of the options.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets out information as of the end of the fiscal year ended June 30, 2015 with respect to compensation plans under which equity securities of the Company are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuances under equity compensation plan [excluding securities reflected in column (a)] (c)
Equity compensation plans approved by security holders	1,077,500	$0.097	3,703,242
Equity compensation plans not approved by security holders	Nil	Nil	Nil
Total:	1,077,500	$0.097	3,703,242

TERMINATION OF EMPLOYMENT, CHANGE IN RESPONSIBILITIES AND EMPLOYMENT CONTRACTS

Pursuant to a management agreement dated February 13, 1993 made between the Company and Michael D. Huddy, if terminated other than for cause, as specified in the agreement, Dr. Huddy is to receive an annual salary of $120,000 for the unexpired term, so long as he is not otherwise gainfully employed.  If Dr. Huddy does engage in gainful employment after termination, he is to receive one-half of his annual salary for the remainder of the unexpired term.  The rate of compensation paid to Dr. Huddy is reviewed periodically by the Company and is reflective of corporate performance and corporate goals.

Other than noted above, there is no compensatory plan, contract or arrangement where a Named Executive Officer is entitled to receive more than $100,000 from the Company, including periodic payments or installments, in the event of the resignation, retirement or other termination of employment, a change of control of the Company or a change in the Named Executive Officer’s responsibilities following a change in control.

COMPENSATION OF DIRECTORS

From November 30, 2006 to November 30, 2012 the Company paid director fees to Directors at the rate of $750 per attendance at meetings of Directors.  No director fees were paid thereafter until December 5, 2014, at which time the director fees for attendance at meetings were reinstated at the same rate.  Directors are also paid an annual fee of $15,000 which was waived by Directors in each of the 2011, 2012, 2013 and 2014 fiscal years.   In 2015, the Company paid a one-time bonus fee to each Director of $30,000.  Directors are also entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors.

The following table sets out details of compensation paid to the Directors of the Company during the fiscal year ended June 30, 2015.  For Executive Officers who are also Directors, this table includes only Directors Fees.  Refer to the section entitled “Executive Compensation”, “Summary Compensation Table” above for compensation paid to the Executive Officers.

Director Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Michael D. Huddy	$1,500	Nil	Nil	Nil	Nil	$30,000(1)	$31,500
David J. Corcoran	$1,500	Nil	Nil	Nil	Nil	$30,000(1)	$31,500
Victor A. Yates	$1,500	Nil	Nil	Nil	Nil	$30,000(1)	$31,500

(1)Represents a one-time bonus fee paid to Directors in 2015.

Other than as stated above, the Company has no standard arrangement pursuant to which Directors are compensated by the Company for their services as Directors, except for the granting from time to time of incentive stock options in accordance with the policies of the TSX Venture Exchange.

During the fiscal year ended June 30, 2015, no stock options were granted to Directors.  The following table sets forth the outstanding equity awards of the Company’s Directors as at the last completed fiscal year:

	Option-based Awards
Name	Number of securities underlying unexercised options (#)	Option exercise price ($)	Option expiration date	Value of Unexercised in-the money options ($)
David J. Corcoran	212,500	$0.097	August 2, 2016	$36,763
Victor A. Yates	212,500	$0.097	August 2, 2016	$36,763

(1)

“Value of unexercised in-the-money options is calculated by determining the difference between the market value of the securities underlying the options at June 30, 2015 and  the exercise price of the options and is not necessarily indicative of the value (i.e. loss or gain) that will actually be realized by the directors.

(2)

“in-the-money options” means the excess of the market value of the Company’s shares on June 30, 2015 over the exercise price of the options.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

None of the current or former directors, executive officers, employees, and proposed nominees for election as directors or their associates is or has since the beginning of the last completed financial year, been indebted to the Company or any of its subsidiaries or indebted to another entity where such indebtedness is or was the subject of a guarantee, support agreement, letter of credit or other similar instrument or understanding provided by the Company or any of its subsidiaries.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Except as disclosed herein, since the commencement of the Company’s most recently completed financial year, no informed person of the Company, nominee for director or any associate or affiliate of an informed person or nominee, had any material interest, direct or indirect, in any transaction or any proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries.

An “informed person” means: (a) a director or executive officer of the Company; (b) a director or executive officer of a person or company that is itself an informed person or subsidiary of the Company; (c) any person or company who beneficially owns, directly or indirectly, voting securities of the company or who exercises control or direction over voting securities of the Company or a combination of both carrying more than 10% of the voting rights other than voting securities held by the person or company as underwriter in the course of a distribution; and (d) the Company itself, if and for so long as it has purchased, redeemed or otherwise acquired any of its shares.

MANAGEMENT CONTRACTS

The Company is not a party to a management contract with anyone other than directors or Named Executive Officers of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with management and others

There were no transactions in addition to disclosure contained elsewhere herein respecting transactions involving management during the last fiscal year.

STATEMENT OF CORPORATE GOVERNANCE PRACTICE

The British Columbia Securities Commission has issued guidelines on corporate governance disclosure for venture issuers as set out in Form 58-101F2 (the “Disclosure”).  The Disclosure addresses matters relating to constitution and independence of directors, the functions to be performed by the directors of a company and their committees and effectiveness and evaluation of proposed corporate governance guidelines and best practices specified by the Canadian securities regulators.  The Company’s approach to corporate governance in the context of the specific Disclosure issues outlined in Form 58-101F2 is set out in the attached Schedule “A”.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

BDO Canada LLP, Chartered Accountants, served as the Company's independent auditors for the fiscal year ending June 30, 2015 and has been appointed by the Board to continue as the Company's independent auditor for the Company's fiscal year ending June 30, 2016. BDO Canada and predecessor company Amisano Hanson have been the Company’s auditors since 1991.

Refer to the section entitled “Audit Committee” –“External Auditor Service Fees” for the fees for services provided by BDO Canada LLP, Chartered Accountants, to the Company in each of the two fiscal years ended June 30, 2014 and June 30, 2015.

Although the appointment of BDO Canada LLP, Chartered Accountants, is not required to be submitted to a vote of the shareholders, the Board believes it appropriate as a matter of policy to request that the shareholders ratify the appointment of the independent public accountant for the fiscal year ending June 30, 2016. In the event a majority of the votes cast at the meeting are not voted in favor of ratification, the adverse vote will be considered as a direction to the Board of Directors of the Company to select other auditors for the fiscal year ending June 30, 2017.

Management is also recommending that shareholders vote in favour of authorizing the Directors to fix the remuneration of the Company’s auditors, BDO Canada LLP, Chartered Accountants.

A representative from BDO will be present at the Annual General Meeting and be available to respond to questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF BDO CANADA LLP, CHARTERED ACCOUNTANTS, AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2016 AND THE AUTHORIZATION OF THE DIRECTORS TO FIX THE REMUNERATION OF THE AUDITORS.

PROPOSAL 4

ADOPTION OF NEW ARTICLES

The Company’s existing Articles were implemented on December 9, 2004. The Directors are recommending that the Company adopt a new form of Articles (the “New Articles”) that include new provisions as described below. The full text of the proposed Articles of the Company is attached hereto as Schedule “C”.

The New Articles include an advance notice provision (the “Advance Notice Provision”), which will provide shareholders, directors and management of the Company with direction on the procedure for shareholder nomination of directors. The Advance Notice Provision is the framework by which the Company seeks to fix a deadline by which holders of record of common shares of the Company must submit director nominations to the Company prior to any annual or special meeting of shareholders, and sets forth the information that a shareholder must include in the notice to the Company for the notice to be in proper written form.

The purpose of adopting the Advance Notice Provision is to: (i) facilitate orderly and efficient annual general or special meetings; (ii) ensure that all shareholders receive adequate notice of the director nominations and sufficient information with respect to all nominees; and (iii) allow shareholders to register an informed vote.

The New Articles also include a provision which provides for the alteration of the Company’s authorized share structure either by directors’ resolution or by ordinary resolution, at the election of the directors in their sole discretion and to alter its Articles and Notice of Articles accordingly.

Shareholder Approval

The adoption of the proposed Articles requires the affirmative vote of not less than two-thirds of the votes cast at the Meeting by the Company shareholders, in person or by proxy.

The shareholders will be asked to consider and approve the following:

“BE IT RESOLVED, as a Special Resolution, THAT:

(a)

the existing Articles of the Company be cancelled and the new Articles set out in Schedule “C” to the Company’s Information Circular dated October 23, 2015, be adopted as the Articles of the Company;

(b)

any director or officer of the Company be authorized and directed to do all acts and things and to execute and deliver all documents required which, in the opinion of such director or officer, may be necessary or appropriate in order to give effect to this resolution.”

THE BOARD RECOMMENDS A VOTE “FOR” THE ADOPTION OF NEW ARTICLES OF THE COMPANY.

PROPOSAL 5

ANNUAL APPROVAL OF STOCK OPTION PLAN

In accordance with Policy 4.4 of the TSX Venture Exchange (the “Exchange”), “rolling plans” must receive shareholder approval yearly.  As such, the directors of the Company wish to seek approval of the Company’s 2005 “rolling” stock option plan, amended October 16, 2014 (the “2005 Plan”), which was approved by the shareholders at the Company’s 2005 Annual General Meeting, reserving a maximum of 10% of the issued shares of the Company at the time of the stock option grant. The purpose of the 2005 Plan is to provide incentive to employees, directors, officers, management companies and consultants who provide services to the Company and reduce the cash compensation the Company would otherwise have to pay.

The 2005 Plan complies with the current policies of the Exchange for Tier 2 issuers. Under the 2005 Plan, a maximum of 10% of the issued and outstanding shares of the Company are proposed to be reserved at any time for issuance on the exercise of stock options.  As the number of shares reserved for issuance under the 2005 Plan increases with the issue of additional shares of the Company, the 2005 Plan is considered to be a “rolling” stock option plan.

Management is seeking annual shareholder approval for the 2005 Plan including the approval of the number of shares reserved for issuance under the 2005 Plan in accordance with and subject to the rules and policies of the Exchange.

Terms of the 2005 Stock Option Plan

A full copy of the 2005 Plan will be available at the Meeting for review by shareholders. Shareholders may also obtain copies of the 2005 Plan from the Company prior to the meeting on written request. The following is a summary of the material terms of the 2005 Plan:

Number of Shares Reserved. The number of common shares which may be issued pursuant to options granted under the 2005 Plan may not exceed 10% of the issued and outstanding shares of the Company from time to time at the date of granting of options (including all options granted by the Company prior to the adoption of the Plan).

Maximum Term of Options.  The term of any options granted under the 2005 Plan is fixed by the Board of Directors and may not exceed five years from the date of grant, or 10 years if the Company is classified as a “Tier 1” issuer under the policies of the Exchange.  The options are non-assignable and non-transferable.

Exercise Price.  The exercise price of options granted under the 2005 Plan is determined by the Board of Directors, provided that it is not less than the Discounted Market Price, as that term is defined in the Exchange policy manual or such other minimum price as is permitted by the Exchange in accordance with the policies from time to time, or, if the shares are no longer listed on the Exchange, then such other exchange or quotation system on which the shares are listed or quoted for trading.

Reduction of Exercise Price.  The exercise price of stock options granted to insiders may not be decreased without disinterested shareholder approval at the time of the proposed amendment.

Termination.  Any options granted pursuant to the 2005 Plan will terminate generally within 90 days of the option holder ceasing to act as a director, officer, or employee of the Company or any of its affiliates, and within generally 30 days of the option holder ceasing to act as an employee engaged in investor relations activities, unless such cessation is on account of death.  If such cessation is on account of death, the options terminate on the first anniversary of such cessation.  If such cessation is on account of cause, or termination by regulatory sanction or by reason of judicial order, the options terminate immediately.  Options that have been cancelled or that have expired without having been exercised shall continue to be issuable under the 2005 Plan.  The 2005 Plan also provides for adjustments to outstanding options in the event of any consolidation, subdivision, conversion or exchange of Company’s shares.

Administration.  The 2005 Plan is administered by the Board of Directors of the Company or senior officer or employee to which such authority is delegated by the Board from time to time.

Board Discretion.  The 2005 Plan provides that, generally, the number of shares subject to each option, the exercise price, the expiry time, the extent to which such option is exercisable, including vesting schedules, and other terms and conditions relating to such options shall be determined by the Board of Directors of the Company or senior officer or employee to which such authority is delegated by the Board from time to time and in accordance with Exchange policies. The number of option grants, in any 12 month period, may not result in the issuance to any one optionee which exceed 5% of the outstanding common shares of the Company (unless the Company has obtained the requisite disinterested shareholder approval), or the issuance to a person employed to provide investor relations activities which exceed 2% of the outstanding common shares of the Company.

Shareholder Approval

Shareholders will be asked at the Meeting to approve the following resolution:

“BE IT RESOLVED THAT the 2005 Stock Option Plan, amended October 16, 2014, be and it is hereby ratified, that in connection therewith the reservation of a maximum of 10% of the issued and outstanding shares at the time of each grant be approved under the plan and that the Board of Directors be and they are hereby authorized, without further shareholder approval, to make such changes to the existing stock option plan as may be required or approved by regulatory authorities.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” AUTHORIZING AND APPROVING THE COMPANY’S 2005 STOCK OPTION PLAN, AMENDED OCTOBER 16, 2014.

OTHER MATTERS

The Company knows of no other matters that are likely to be brought before the Meeting. If, however, other matters not presently known or determined properly come before the Meeting, the persons named as proxies in the enclosed proxy card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.

PROPOSALS OF SHAREHOLDERS

Shareholder director nominees and proposals which shareholders wish to be considered for inclusion in the Proxy Statement and proxy card for the 2016 Annual General Meeting of Shareholders must be received by the Secretary of the Company by June 15, 2016 and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and Division 7 of Part 5 of the Business Corporations Act (British Columbia). After this date, any shareholder proposal will be considered untimely.

ADDITIONAL INFORMATION

Additional information relating to the Company is available on the SEDAR website at www.sedar.com and on EDGAR at www.sec.gov. Financial information is provided in the Company’s comparative annual financial statements and MD&A for its most recently completed financial year.  Shareholders may request additional copies by (i) mail to 510 4th Street North, Watkins, MN, 55389-0379; or (ii) telephone to: (800) 638-4570.

ANNUAL REPORT ON FORM 10-K

A COPY OF THE ANNUAL REPORT ON FORM 10-K FOR THE COMPANY’S YEAR ENDED JUNE 30, 2015 ACCOMPANIES THIS PROXY STATEMENT. AN ADDITIONAL COPY WILL BE FURNISHED WITHOUT CHARGE TO BENEFICIAL SHAREHOLDERS OR SHAREHOLDERS OF RECORD UPON REQUEST TO INVESTOR RELATIONS, INTERNATIONAL BARRIER TECHNOLOGY INC. 510 4TH STREET NORTH, WATKINS, MN, 55389-0379, TELEPHONE: (800) 638-4570.

Dated at Vancouver, British Columbia, this 23rd day of October, 2015.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Michael D. Huddy

Michael D. Huddy

President, Chief Executive Officer and Director

SCHEDULE “A”

Statement of Corporate Governance Disclosure

International Barrier Technology Inc.

The Company’s corporate governance disclosure is specifically set out below.

1.

Board of Directors

Disclose how the board of directors (the “Board”) facilitates its exercise of independent supervision over management, including

(i)

the identity of directors that are independent, and

(ii)

the identity of directors who are not independent, and the basis for that determination.

The Board consists of three directors, of whom two are considered to be independent.  The unrelated directors do not have any direct or indirect material relationships with the Company (other than shareholdings) which could, in the view of the Company’s Board, reasonably interfere with the exercise of a directors independent judgment.  David Corcoran and Victor Yates are the independent directors. Michael Huddy is President and Chief Executive Officer of the Company.  David Corcoran, through a wholly owned private company, has a consulting agreement with the Company.   Although Mr. Corcoran has a material relationship with the Company, it is the view of the Company’s Board, that it does not reasonably interfere with the exercise of his independent judgment.

2.

Directorships

If a director is presently a director of any other issuer that is a reporting issuer (or the equivalent) in a jurisdiction or a foreign jurisdiction, identify both the director and the other issuer.	No directors of the Company are directors of any other reporting issuer.

3.

Orientation and Continuing Education

Describe what steps, if any, the Board takes to orient new Board members, and describe any measures the Board takes to provide continuing education for directors.

Orientation and education of new members of the Board is conducted informally by management and members of the Board.  The orientation provides background information on the Company’s history, performance and strategic plans. The Company has not adopted formal policies respecting continuing education for Board members. The Company encourages directors to undertake continuing education the costs of which are borne by the Company.

4.

Ethical Business Conduct

Describe what steps, if any, the Board takes to encourage and promote a culture of ethical business conduct.

The Board has not adopted a formal code of business conduct and ethics. The Board is of the view that the fiduciary duties placed on individual directors by the Company’s governing legislation and common law together with corporate statutory restrictions on an individual director’s participation in Board decisions in which the director has an interest are sufficient to ensure that the Board operates independently of management and in the best interests of the Company.

5.

Nomination of Directors

Disclose what steps, if any, are taken to identify new candidates for Board nomination, including: (i) who identifies new candidates, and (ii) the process of identifying new candidates.

The Board considers its size each year when it considers the number of directors to recommend to the shareholders for election at the annual general meeting. The Board takes in to account the number of directors required to carry out the Board’s duties effectively and to maintain diversity of views and experience.

The Board has not established a nominating committee and this function is currently performed by the Board as a whole.

6.

Compensation

Disclose what steps, if any, are taken to determine compensation for the directors and CEO, including: (i) who determines compensation, and (ii) the process of determining compensation.

The Board has appointed a Compensation Committee comprised of David Corcoran, Victor Yates and an advisor who is a representative of a significant shareholder.  The Compensation Committee considers and makes recommendations to the Board respecting compensation for directors and senior officers.

7.

Other Board Committees

If the Board has standing committees other than the audit, compensation and nominating committees, identify the committees and describe their function.	The Board has no committees other than the Audit Committee and Compensation Committee.

8.

Assessments

Disclose what steps, if any, that the Board takes to satisfy itself that the Board, its committees, and its individual directors are performing effectively.

The Board annually, and at such other times as it deems appropriate, reviews the performance and effectiveness of the Board, the directors and its committees to determine whether changes in size, personnel or responsibilities are warranted. To assist in its review, the Board conducts informal surveys of its directors and receives reports from each committee respecting its own effectiveness. As part of the assessments, the Board or the individual committee may review their respective mandate or charter and conduct reviews of applicable corporate policies.

SCHEDULE “B”

Charter of the Audit Committee of the Board of Directors

of International Barrier Technology Inc. (the “Company”)

Mandate

The primary function of the Audit Committee (“Committee”) is to assist the Board of Directors in fulfilling its financial oversight responsibilities by reviewing the following: (a) the financial reports and other financial information provided by the Company to regulatory authorities and shareholders; (b) the Company’s systems of internal controls regarding finance and accounting and the Company’s auditing, accounting; and (c) financial reporting processes.  Consistent with this function, the Committee will encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels.  The Committee’s primary duties and responsibilities are to (i) serve as an independent and objective party to monitor the Company’s financial reporting and internal control system and review the Company’s financial statements; (ii) review and appraise the performance of the Company’s external auditors; (iii) provide an open avenue of communication among the Company’s auditors, financial and senior management and the board of directors; and (iv) to ensure the highest standards of business conduct and ethics.

Composition

The Committee shall be comprised of three directors as determined by the board of directors, the majority of whom shall be free from any relationship that, in the opinion of the board of directors, would interfere with the exercise of his or her independent judgment as a member of the Committee.

At least one member of the Committee shall have accounting or related financial management expertise.  All members of the Committee that are not financially literate will work towards becoming financially literate to obtain a working familiarity with basic finance and accounting practices.  For the purposes of the Company’s Charter, the definition of “financially literate” is the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can presumably be expected to be raised by the Company’s financial statements.

The members of the Committee shall be elected by the board of directors at its first meeting following the annual shareholders’ meeting.  Unless a Chair is elected by the full board of directors, the members of the Committee may designate a Chair by a majority vote of the full Committee membership.

Meetings

The Committee shall meet at least twice annually, or more frequently as circumstances dictate.  As part of its job to foster open communication, the Committee will meet at least annually with the Chief Executive Officer and/or the Chief Financial Officer and the external auditors in separate sessions.

Responsibilities and Duties

To fulfill its responsibilities and duties, the Committee shall:

Documents/Reports Review

(a)

Review and update this Charter annually.

(b)

Review the Company’s financial statements, MD&A, any annual and interim earning statements and  press releases before the Company publicly discloses this information and any reports or other financial information (including quarterly financial statements), which are submitted to any governmental body, or to the public, including any certification, report, opinion or review rendered by the external auditors.

External Auditors

(a)

Review annually the performance of the external auditors who shall be ultimately accountable to the board of directors and the Committee as representatives of the shareholders of the Company.

(b)

Obtain annually a formal written statement of external auditors setting forth all relationships between the external auditors and the Company.

(c)

Review and discuss with the external auditors any disclosed relationships or services that may impact the objectivity and independence of the external auditors.

(d)

Take or recommend that the full board of directors take appropriate action to oversee the independence of the external auditors.

(e)

Recommend to the board of directors the selection and, where applicable, the replacement of the external auditors nominated annually for shareholder approval.

(f)

At each meeting, consult with the external auditors, without the presence of management, about the quality of the Company’s accounting principles, internal controls and the completeness and accuracy of the Company’s financial statements.

(g)

Review and approve the Company’s hiring policies regarding partners, employees and former partners and employees of the present and former external auditors of the Company.

(h)

Review with management and the external auditors the audit plan for the year-end financial statements and intended template for such statements.

(i)

Review and pre-approve all audit and audit-related services and the fees and other compensation related thereto, and any non-audit services, provided by the Company’s external auditors.  The pre-approval requirement is waived with respect to the provision of non-audit services if:

i.

the aggregate amount of all such non-audit services provided to the Company constitutes not more than 5% of the total amount of revenues paid by the Company to its external auditors during the fiscal year in which the non-audit services are provided;

ii.

such services were not recognized by the Company at the time of the engagement to be non-audit services; and

iii.

such services are promptly brought to the attention of the Committee by the Company and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Committee.

Provided the pre-approval of the non-audit services is presented to the Committee’s first scheduled meeting following such approval such authority may be delegated by the Committee to one or more independent members of the Committee.

Financial Reporting Processes

(a)

In consultation with the external auditors, review with management the integrity of the Company’s financial reporting process, both internal and external.

(b)

Consider the external auditor’s judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

(c)

Consider and approve, if appropriate, changes to the Company’s auditing and accounting principles and practices as suggested by the external auditors and management.

(d)

Review significant judgments made by management in the preparation of the financial statements and the view of the external auditors as to appropriateness of such judgments.

(e)

Following completion of the annual audit, review separately with management and the external auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

(f)

Review any significant disagreement among management and the external auditors in connection with the preparation of the financial statements.

(g)

Review with the external auditors and management the extent to which changes and improvements in financial or accounting practices have been implemented.

(h)

Review certification process for certificates required under MI 52-109.

(i)

Establish a procedure for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Other

a)

Review any related party transactions.

b)

Review reports from persons regarding any questionable accounting, internal accounting controls or auditing matters (“Concerns”) relating to the Company such that:

i.

an individual may confidentially and anonymously submit their Concerns to the Chairman of the Committee in writing, by telephone, or by e-mail;

ii.

the Committee reviews as soon as possible all Concerns and addresses same as they deem necessary; and

iii.

the Committee retains all records relating to any Concern reported by an individual for a period the Committee judges to be appropriate.

All of the foregoing in a manner that the individual submitting such Concerns shall have no fear of adverse consequences.

Incorporation Number:

SCHEDULE “C”

ARTICLES

OF

INTERNATIONAL BARRIER TECHNOLOGY INC.

1.

INTERPRETATION

6

1.1

Definitions

6

1.2

Business Corporations Act and Interpretation Act Definitions Applicable

6

2.

SHARES AND SHARE CERTIFICATES

6

2.1

Authorized Share Structure

6

2.2

Form of Share Certificate

7

2.3

Shareholder Entitled to Certificate or Acknowledgment

7

2.4

Delivery by Mail

7

2.5

Replacement of Worn Out or Defaced Certificate or Acknowledgement

7

2.6

Replacement of Lost, Stolen or Destroyed Certificate or Acknowledgment

7

2.7

Splitting Share Certificates

7

2.8

Certificate Fee

8

2.9

Recognition of Trusts

8

3.

ISSUE OF SHARES

8

3.1

Directors Authorized

8

3.2

Commissions and Discounts

8

3.3

Brokerage

8

3.4

Conditions of Issue

8

3.5

Share Purchase Warrants and Rights

9

4.

SHARE REGISTERS

9

4.1

Central Securities Register

9

4.2

Closing Register

9

5.

Share Transfers

9

5.1

Private Issuer Restrictions

9

5.2

Registering Transfers where Certificate or Acknowledgement

9

5.3

Registering Transfers where no Certificate or Acknowledgement

10

5.4

Form of Instrument of Transfer

10

5.5

Transferor Remains Shareholder

10

5.6

Signing of Instrument of Transfer

10

5.7

Enquiry as to Title Not Required

10

5.8

Transfer Agent

11

5.9

Transfer Fee

11

6.

Transmission of Shares

11

6.1

Legal Personal Representative Recognized on Death

11

6.2

Rights of Legal Personal Representative

11

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6.3

Registration of Legal Personal Representative

11

7.

PURCHASE AND REDEMPTION OF SHARES

11

7.1

Company Authorized to Purchase or Redeem Shares

11

7.2

Purchase When Insolvent

12

7.3

Sale and Voting of Purchased Shares

12

8.

BORROWING POWERS

12

9.

ALTERATIONS

13

9.1

Alteration of Authorized Share Structure

13

9.2

Special Rights and Restrictions

13

9.3

Special Rights and Restrictions Attached to Preferred Shares

14

9.4

Change of Name

14

9.5

Other Alterations

14

10.

MEETINGS OF SHAREHOLDERS

15

10.1

Annual General Meetings

15

10.2

Consent Resolution Instead of Meeting of Shareholders

15

10.3

Calling of Meetings of Shareholders

15

10.4

Notice for Meetings of Shareholders

15

10.5

A Notice of Resolution to Which Shareholders May Dissent

15

10.6

Record Date for Notice

16

10.7

Record Date for Voting

16

10.8

Failure to Give Notice and Waiver of Notice

16

10.9

Notice of Special Business at Meetings of Shareholders

16

10.10

Location of Meetings of Shareholders

17

11.

PROCEEDINGS AT MEETINGS OF SHAREHOLDERS

17

11.1

Special Business

17

11.2

Majority Required for a Special Resolution

17

11.3

Quorum

17

11.4

Other Persons May Attend

18

11.5

Requirement of Quorum

18

11.6

Lack of Quorum

18

11.7

Lack of Quorum at Succeeding Meeting

18

11.8

Chair

18

11.9

Selection of Alternate Chair

18

11.10

Adjournments

19

11.11

Notice of Adjourned Meeting

19

11.12

Decisions by Show of Hands, Verbal Statements, or Poll

19

11.13

Declaration of Result

19

11.14

Motion Need Not be Seconded

19

11.15

Casting Vote

19

11.16

Manner of Taking Poll

19

11.17

Demand for Poll on Adjournment

20

11.18

Chair Must Resolve Dispute

20

11.19

Casting of Votes

20

11.20

No Demand for Poll on Election of Chair

20

11.21

Demand for Poll Not to Prevent Continuance of Meeting

20

11.22

Retention of Ballots and Proxies

20

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12.

VOTES OF SHAREHOLDERS

20

12.1

Number of Votes by Shareholder or by Shares

20

12.2

Votes of Persons in Representative Capacity

21

12.3

Votes by Joint Holders

21

12.4

Legal Personal Representatives as Joint Shareholders

21

12.5

Representative of a Corporate Shareholder

21

12.6

Proxy Provisions Do Not Apply to All Companies

22

12.7

Appointment of Proxy Holders

22

12.8

Alternate Proxy Holders

22

12.9

Proxy Holder Need Not Be Shareholder

22

12.10

Deposit of Proxy

22

12.11

Validity of Proxy Vote

23

12.12

Form of Proxy

23

12.13

Revocation of Proxy

23

12.14

Revocation of Proxy Must Be Signed

23

12.15

Production of Evidence of Authority to Vote

24

13.

DIRECTORS

24

13.1

First Directors; Number of Directors

24

13.2

Change in Number of Directors

24

13.3

Directors’ Acts Valid Despite Vacancy

24

13.4

Qualifications of Directors

25

13.5

Remuneration of Directors

25

13.6

Reimbursement of Expenses of Directors

25

13.7

Special Remuneration for Directors

25

13.8

Gratuity, Pension or Allowance on Retirement of Director

25

14.

ELECTION AND REMOVAL OF DIRECTORS

25

14.1

Election at Annual General Meeting

25

14.2

Consent to be a Director

25

14.3

Failure to Elect or Appoint Directors

26

14.4

Places of Retiring Directors Not Filled

26

14.5

Directors May Fill Casual Vacancies

26

14.6

Remaining Directors’ Power to Act

26

14.7

Shareholders May Fill Vacancies

27

14.8

Additional Directors

27

14.9

Ceasing to be a Director

27

14.10

Removal of Director by Shareholders

27

14.11

Removal of Director by Directors

27

14.12

Nominations Of Directors.

27

15.

ALTERNATE DIRECTORS

30

15.1

Appointment of Alternate Director

30

15.2

Notice of Meetings

30

15.3

Alternate for More Than One Director Attending Meetings

30

15.4

Consent Resolutions

31

15.5

Alternate Director Not an Agent

31

15.6

Revocation of Appointment of Alternate Director

31

15.7

Ceasing to be an Alternate Director

31

15.8

Remuneration and Expenses of Alternate Director

31

16.

POWERS AND DUTIES OF DIRECTORS

32

16.1

Powers of Management

32

16.2

Appointment of Attorney of Company

32

16.3

Setting the Remuneration of Auditors

32

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17.

DISCLOSURE OF INTERESTS OF DIRECTORS AND OFFICERS

32

17.1

Obligation to Account for Profits

32

17.2

Restrictions on Voting by Reason of Interest

32

17.3

Interested Director Counted in Quorum

32

17.4

Disclosure of Conflict of Interest or Property

33

17.5

Director Holding Other Office in the Company

33

17.6

No Disqualification

33

17.7

Professional Services by Director or Officer

33

17.8

Director or Officer in Other Corporations

33

18.

PROCEEDINGS OF DIRECTORS

33

18.1

Meetings of Directors

33

18.2

Voting at Meetings

33

18.3

Chair of Meetings

33

18.4

Meetings by Telephone or Other Communications Medium

34

18.5

Calling of Meetings

34

18.6

Notice of Meetings

34

18.7

When Notice Not Required

34

18.8

Meeting Valid Despite Failure to Give Notice

34

18.9

Waiver of Notice of Meetings

35

18.10

Quorum

35

18.11

Validity of Acts Where Appointment Defective

35

18.12

Consent Resolutions in Writing

35

19.

EXECUTIVE AND OTHER COMMITTEES

35

19.1

Appointment and Powers of Executive Committee

35

19.2

Appointment and Powers of Other Committees

36

19.3

Obligations of Committees

36

19.4

Powers of Board

36

19.5

Committee Meetings

36

20.

OFFICERS

37

20.1

Directors May Appoint Officers

37

20.2

Functions, Duties and Powers of Officers

37

20.3

Qualifications

37

20.4

Remuneration and Terms of Appointment

37

21.

INDEMNIFICATION

37

21.1

Definitions

37

21.2

Mandatory Indemnification of Eligible Parties

38

21.3

Indemnification of Other Persons

38

21.4

Non-Compliance with Business Corporations Act

38

21.5

Company May Purchase Insurance

38

22.

DIVIDENDS

39

22.1

Payment of Dividends Subject to Special Rights

39

22.2

Declaration of Dividends

39

22.3

No Notice Required

39

22.4

Record Date

39

22.5

Manner of Paying Dividend

39

22.6

Settlement of Difficulties

39

22.7

When Dividend Payable

39

22.8

Dividends to be Paid in Accordance with Number of Shares

40

22.9

Receipt by Joint Shareholders

40

22.10

Dividend Bears No Interest

40

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22.11

Fractional Dividends

40

22.12

Payment of Dividends

40

22.13

Capitalization of Retained Earnings or Surplus

40

23.

DOCUMENTS, RECORDS AND REPORTS

40

23.1

Recording of Financial Affairs

40

23.2

Inspection of Accounting Records

41

24.

NOTICES

41

24.1

Method of Giving Notice

41

24.2

Deemed Receipt of Mailing

41

24.3

Certificate of Sending

42

24.4

Notice to Joint Shareholders

42

24.5

Notice to Legal Personal Representatives and Trustees

42

24.6

Undelivered Notices

42

25.

SEAL

42

25.1

Who May Attest Seal

42

25.2

Sealing Copies

43

25.3

Mechanical Reproduction of Seal

43

26.

MECHANICAL REPRODUCTIONS OF SIGNATURES

43

26.1

Instruments may be Mechanically Signed

43

26.2

Definitions of Instruments

43

27.

PROHIBITIONS

44

27.1

Definitions

44

27.2

Application

44

27.3

Consent Required for Transfer of Shares or Designated Securities

44

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PROVINCE OF BRITISH COLUMBIA

Business Corporations Act

Articles of “International Barrier Technology Inc.”

(the “Company”)

1.

INTERPRETATION

1.1

Definitions

In these Articles, unless the context otherwise requires:

(a)

“board of directors”, “directors” and “board” mean the directors or sole director of the Company for the time being;

(b)

“Business Corporations Act” means the Business Corporations Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;

(c)

“Interpretation Act” means the Interpretation Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;

(d)

“legal personal representative” means the personal or other legal representative of the shareholder;

(e)

“registered address” of a shareholder means the shareholder’s address as recorded in the central securities register;

(f)

“seal” means the seal of the Company, if any;

(g)

"solicitor of the Company" means any partner, associate or articled student of the law firm retained by the Company in respect of the matter in connection with which the term is used.

1.2

Business Corporations Act and Interpretation Act Definitions Applicable

The definitions in the Business Corporations Act and the definitions and rules of construction in the Interpretation Act, with the necessary changes, so far as applicable, and unless the context requires otherwise, apply to and form a part of these Articles. If there is a conflict between a definition in the Business Corporations Act and a definition or rule in the Interpretation Act relating to a term used in these Articles, the definition in the Business Corporations Act will prevail in relation to the use of the term in these Articles. If there is a conflict or inconsistency between these Articles and the Business Corporations Act, the Business Corporations Act will prevail.

2.

SHARES AND SHARE CERTIFICATES

2.1

Authorized Share Structure

The authorized share structure of the Company consists of shares of the class or classes and series, if any, described in the Notice of Articles of the Company.

MORTON LAW LLP

2.2

Form of Share Certificate

Each share certificate issued by the Company shall be in such form as the directors may determine and approve and must comply with, and be signed as required by, the Business Corporations Act.

2.3

Shareholder Entitled to Certificate or Acknowledgment

Shares may be issued without a share certificate or written acknowledgment. Upon request, however, each shareholder is entitled, without charge, to (a) one share certificate representing the shares of each class or series of shares registered in the shareholder’s name or (b) a non-transferable written acknowledgment of the shareholder’s right to obtain such a share certificate, provided that in respect of a share held jointly by several persons, the Company is not bound to issue more than one share certificate or acknowledgement and delivery of a share certificate or acknowledgement to one of several joint shareholders or to a duly authorized agent of one of the joint shareholders will be sufficient delivery to all.

2.4

Delivery by Mail

Any share certificate or non-transferable written acknowledgment of a shareholder’s right to obtain a share certificate may be sent to the shareholder by mail at the shareholder’s registered address and neither the Company nor any director, officer or agent of the Company is liable for any loss to the shareholder because the share certificate or acknowledgement is lost in the mail or stolen.

2.5

Replacement of Worn Out or Defaced Certificate or Acknowledgement

If the directors are satisfied that a share certificate or a non-transferable written acknowledgment of the shareholder’s right to obtain a share certificate is worn out or defaced, they must, on production to them of the share certificate or acknowledgment, as the case may be, and on such other terms, if any, as they think fit:

(a)

order the share certificate or acknowledgment, as the case may be, to be cancelled; and

(b)

issue a replacement share certificate or acknowledgment, as the case may be.

2.6

Replacement of Lost, Stolen or Destroyed Certificate or Acknowledgment

If a share certificate or a non-transferable written acknowledgment of a shareholder’s right to obtain a share certificate is lost, stolen or destroyed, a replacement share certificate or acknowledgment, as the case may be, must be issued to the person entitled to that share certificate or acknowledgment, as the case may be, if the directors receive:

(a)

proof satisfactory to them that the share certificate or acknowledgment is lost, stolen or destroyed; and

(b)

any indemnity the directors consider adequate.

2.7

Splitting Share Certificates

If a shareholder surrenders a share certificate to the Company with a written request that the Company issue in the shareholder’s name two or more share certificates, each representing a specified number of shares and in the aggregate representing the same number of shares as the share certificate so surrendered, the Company must cancel the surrendered share certificate and issue replacement share certificates in accordance with that request.

MORTON LAW LLP

2.8

Certificate Fee

There must be paid to the Company, in relation to the issue of any share certificate under Articles 2.5, 2.6 or 2.7, the amount, if any and which must not exceed the amount prescribed under the Business Corporations Act, determined by the directors.

2.9

Recognition of Trusts

Except as required by law or statute or these Articles, no person will be recognized by the Company as holding any share upon any trust, and the Company is not bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or fraction of a share or (except as required by law or statute or these Articles or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety thereof in the shareholder.

3.

ISSUE OF SHARES

3.1

Directors Authorized

Subject to the Business Corporations Act and the rights, if any, of the holders of issued shares of the Company, the Company may issue, allot, sell or otherwise dispose of the unissued shares, and issued shares held by the Company, at the times, to the persons, including directors, in the manner, on the terms and conditions and for the issue prices (including any premium at which shares with par value may be issued) that the directors may determine. The issue price for a share with par value must be equal to or greater than the par value of the share.

3.2

Commissions and Discounts

The Company may at any time pay a reasonable commission or allow a reasonable discount to any person in consideration of that person purchasing or agreeing to purchase shares of the Company from the Company or any other person or procuring or agreeing to procure purchasers for shares of the Company.

3.3

Brokerage

The Company may pay such brokerage fee or other consideration as may be lawful for or in connection with the sale or placement of its securities.

3.4

Conditions of Issue

Except as provided for by the Business Corporations Act, no share may be issued until it is fully paid. A share is fully paid when:

(a)

consideration is provided to the Company for the issue of the share by one or more of the following:

(1)

past services performed for the Company;

(2)

property; or

(3)

money; and

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(b)

the value of the consideration received by the Company equals or exceeds the issue price set for the share under Article 3.1.

3.5

Share Purchase Warrants and Rights

Subject to the Business Corporations Act, the Company may issue share purchase warrants, options and rights upon such terms and conditions as the directors determine, which share purchase warrants, options and rights may be issued alone or in conjunction with debentures, debenture stock, bonds, shares or any other securities issued or created by the Company from time to time.

4.

SHARE REGISTERS

4.1

Central Securities Register

The Company must maintain a central securities register in accordance with the provisions of the Business Corporations Act. The directors may, subject to the Business Corporations Act, appoint an agent to maintain the central securities register. The directors may also appoint one or more agents, including the agent which keeps the central securities register, as transfer agent for its shares or any class or series of its shares, as the case may be, and the same or another agent as registrar for its shares or such class or series of its shares, as the case may be. The directors may terminate such appointment of any agent at any time and may appoint another agent in its place.

4.2

Closing Register

The Company must not at any time close its central securities register.

5.

SHARE TRANSFERS

5.1

Private Issuer Restrictions

The provisions of Article 27 shall apply to any proposed transfer of a share of the Company.

5.2

Registering Transfers where Certificate or Acknowledgement

A transfer of a share of the Company for which a share certificate has been issued or for which the shareholder has received a non-transferable written acknowledgment of the shareholder’s right to obtain a share certificate must not be registered unless the Company or the transfer agent or registrar for the class or series of share to be transferred has received:

(a)

an instrument of transfer, duly executed by the transferor or a duly authorized attorney of the transferor, in respect of the share;

(b)

if a share certificate has been issued by the Company in respect of the share to be transferred, that share certificate;

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(c)

if a non-transferable written acknowledgment of the shareholder’s right to obtain a share certificate has been issued by the Company in respect of the share to be transferred, that acknowledgment; and

(d)

such other evidence, if any, as the directors or the transfer agent may require to prove the title of the transferor or his duly authorized attorney or the right to transfer the shares, and the right of the transferee to have the transfer registered.

5.3

Registering Transfers where no Certificate or Acknowledgement

A transfer of a share of the Company for which a share certificate has not been issued or for which the shareholder has not received a non-transferable written acknowledgment of the shareholder’s right to obtain a share certificate (for example, where shares are issued in book-only form), must not be registered unless the requirements for transfer as approved by the directors have been met.

5.4

Form of Instrument of Transfer

The instrument of transfer in respect of any share of the Company must be either in the form, if any, on the back of the Company’s share certificates or in any other form that may be approved by the directors from time to time.

5.5

Transferor Remains Shareholder

Except to the extent that the Business Corporations Act otherwise provides, the transferor of shares is deemed to remain the holder of the shares until the name of the transferee is entered in a securities register of the Company in respect of the transfer.

5.6

Signing of Instrument of Transfer

If a shareholder, or his or her duly authorized attorney, signs an instrument of transfer in respect of shares registered in the name of the shareholder, the signed instrument of transfer constitutes a complete and sufficient authority to the Company and its directors, officers and agents to register the number of shares specified in the instrument of transfer or specified in any other manner, or, if no number is specified, all the shares represented by the share certificates or set out in the written acknowledgments deposited with the instrument of transfer:

(a)

in the name of the person named as transferee in that instrument of transfer; or

(b)

if no person is named as transferee in that instrument of transfer, in the name of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered.

5.7

Enquiry as to Title Not Required

Neither the Company nor any director, officer or agent of the Company is bound to inquire into the title of the person named in the instrument of transfer as transferee or, if no person is named as transferee in the instrument of transfer, of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered or is liable for any claim related to registering the transfer by the shareholder or by any intermediate owner or holder of the shares, of any interest in the shares, of any share certificate representing such shares or of any written acknowledgment of a right to obtain a share certificate for such shares.

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5.8

Transfer Agent

The Company may appoint one or more trust companies or agents as its transfer agent for the purpose of issuing, countersigning, registering, transferring and certifying the shares and share certificates of the Company.

5.9

Transfer Fee

There must be paid to the Company, in relation to the registration of any transfer, the amount, if any, determined by the directors.

6.

TRANSMISSION OF SHARES

6.1

Legal Personal Representative Recognized on Death

In case of the death of a shareholder, the legal personal representative of the shareholder, in the case of shares registered in the shareholders’ name and the name of another person in joint tenancy, the surviving joint holder, will be the only person recognized by the Company as having any title to the shareholder’s interest in the shares. Before recognizing a person as a legal personal representative of a shareholder, the directors may require proof of appointment by a court of competent jurisdiction, a grant of letters probate, letters of administration or such other evidence or documents as the directors consider appropriate.

6.2

Rights of Legal Personal Representative

Subject to Article 6.1, on death or bankruptcy, the legal personal representative of a shareholder has the same rights, privileges and obligations that attach to the shares held by the shareholder, including the right to transfer the shares in accordance with these Articles, provided the documents required by the Business Corporations Act and the directors have been deposited with the Company.

6.3

Registration of Legal Personal Representative

Any person becoming entitled to a share in consequence of the death or bankruptcy of a shareholder shall, upon such documents and evidence being produced to the Company as the Business Corporations Act requires, or who becomes entitled to a share as a result of an order of a court of competent jurisdiction or a statute, has the right either to be registered as a shareholder in his representative capacity in respect of such share, or, if he is a personal representative, instead of being registered himself, to make such transfer of the share as the deceased or bankrupt person could have made; but the directors shall, as regards a transfer by a personal representative or trustee in bankruptcy, have the same right, if any, to decline or suspend registration of a transferee as they would have in the case of a transfer of a share by the deceased or bankrupt person before the death or bankruptcy.

7.

PURCHASE AND REDEMPTION OF SHARES

7.1

Company Authorized to Purchase or Redeem Shares

Subject to Article 7.2, the special rights and restrictions attached to the shares of any class or series and the Business Corporations Act, the Company may, if authorized by the directors, purchase, redeem or otherwise acquire any of its shares at the price and upon the terms the directors determine.  The Company may, by a resolution of directors, cancel any of its shares purchased by the Company, and upon the cancellation of such shares the number of issued shares shall be reduced accordingly.

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7.2

Purchase When Insolvent

The Company must not make a payment or provide any other consideration to purchase, redeem or otherwise acquire any of its shares if there are reasonable grounds for believing that:

(a)

the Company is insolvent; or

(b)

making the payment or providing the consideration would render the Company insolvent.

7.3

Sale and Voting of Purchased Shares

If the Company retains a share purchased, redeemed or otherwise acquired by it, the Company may sell, gift or otherwise dispose of the share, but, while such share is held by the Company, it:

(a)

is not entitled to vote the share at a meeting of its shareholders;

(b)

must not pay a dividend in respect of the share; and

(c)

must not make any other distribution in respect of the share.

8.

BORROWING POWERS

The Company, if authorized by the directors, may:

(a)

borrow money in the manner and amount, on the security, from the sources and on the terms and conditions that they consider appropriate;

(b)

issue bonds, debentures and other debt obligations either outright or as security for any liability or obligation of the Company or any other person and at such discounts or premiums and on such other terms as they consider appropriate;

(c)

guarantee the repayment of money by any other person or the performance of any obligation of any other person; and

(d)

mortgage, charge, whether by way of specific or floating charge, grant a security interest in, or give other security on, the whole or any part of the present and future assets and undertaking of the Company.

Any bonds, debentures or other debt obligations of the Company may be issued at a discount, premium or otherwise, and with any special privileges as to redemption, surrender, drawings, allotment of or conversion into or exchange for shares or other securities, attending and voting at general meetings of the Company, appointment of directors or otherwise and may by their terms be assignable free from any equities between the Company and the person to whom they were issued or any subsequent holder thereof, all as the directors may determine.

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9.

ALTERATIONS

9.1

Alteration of Authorized Share Structure

Subject to Article 9.2 and the Business Corporations Act, the Company may:

(a)

either by directors’ resolution or by ordinary resolution, at the election of the directors in their sole discretion:

(1)

create one or more classes of shares or, if none of the shares of a class are allotted or issued, eliminate that class of shares;

(2)

increase, reduce or eliminate the maximum number of shares that the Company is authorized to issue out of any class or series of shares or establish a maximum number of shares that the Company is authorized to issue out of any class or series of shares for which no maximum is established;

(3)

subdivide or consolidate all or any of its unissued, or fully paid issued, shares;

(4)

if the Company is authorized to issue shares of a class of shares with par value:

i

decrease the par value of those shares; or

ii

if none of the shares of that class of shares are allotted or issued, increase the par value of    those shares;

(5)

change all or any of its unissued, or fully paid issued, shares with par value into shares without par value or any of its unissued shares without par value into shares with par value;

(6)

alter the identifying name of any of its shares;

(7)

otherwise alter its shares or authorized share structure when required or permitted to do so by the Business Corporations Act; or

(b)

by ordinary resolution otherwise alter its shares or authorized share structure;

and alter its Articles and Notice of Articles accordingly.

9.2

Special Rights and Restrictions

Subject to the Business Corporations Act, the Company may:

(a)

Either by directors’ resolution or by ordinary resolution, at the election of the directors in their sole discretion, create special rights or restrictions for, and attach those special rights or restrictions to, the shares of any class or series of shares, if none of those shares have been issued; or vary or delete any special rights or restrictions attached to the shares of any class or series of shares, if none of those shares have been issued; and

(b)

by ordinary resolution vary or delete any special rights or restrictions attached to the shares of any class or series, whether or not any or all of those shares have been issued and alter its Articles and Notice of Articles accordingly.

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9.3

Special Rights and Restrictions Attached to Preferred Shares

The special rights and restrictions that may be attached to a series of Preferred Shares may include, without in any way limiting or restricting the generality of such paragraph, rights and restrictions respecting the following:

(a)

the rate or amount of dividends, whether cumulative, non-cumulative or partially cumulative, the dates, places and currencies of payment thereof;

(b)

the consideration for, and the terms and conditions of, any purchase for cancellation or redemption thereof, including redemption after a fixed term or at a premium, conversion or exchange rights;

(c)

the restrictions respecting the payment of dividends on, or the repayment of capital in respect of, any other shares of the Company;

(d)

voting;

(e)

the issuance of any shares of any other class or series of shares of the Company or any evidences of indebtedness or any other securities convertible into or exchangeable for such shares;

(f)

priority in liquidation; and

(g)

participation on winding-up.

9.4

Change of Name

The Company may by directors’ resolution or by ordinary resolution, in each case as determined by the directors, authorize an alteration of its Notice of Articles in order to change its name.

9.5

Other Alterations

The Company, save as otherwise provided by these Articles and subject to the Business Corporations Act, may:

(a)

by directors’ resolution or by ordinary resolution, in each case as determined by the directors, authorize alterations to the Articles that are procedural or administrative in nature or are matters that pursuant to these Articles are solely within the directors’ powers, control or authority; and

(b)

if the Business Corporations Act does not specify the type of resolution and these Articles do not specify another type of resolution, the Company may by directors’ resolution or by ordinary resolution, in each case as determined by the directors, alter these Articles.

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10.

MEETINGS OF SHAREHOLDERS

10.1

Annual General Meetings

Unless an annual general meeting is deferred or waived in accordance with the Business Corporations Act, the Company must hold its first annual general meeting within 18 months after the date on which it was incorporated or otherwise recognized, and thereafter must hold an annual general meeting at least once in each calendar year and not more than 15 months after the last annual reference date at such time and place as may be determined by the directors.

10.2

Consent Resolution Instead of Meeting of Shareholders

If all the shareholders who are entitled to vote at  an annual general meeting consent by a unanimous resolution under the Business Corporations Act to all of the business that is required to be transacted at that annual general meeting, the annual general meeting is deemed to have been held on the date of the unanimous resolution.  The shareholders must, in any unanimous resolution passed under this Article 10.2, select as the Company’s annual reference date a date that would be  appropriate for the holding of the applicable annual general meeting.

10.3

Calling of Meetings of Shareholders

The directors may, whenever they think fit, call a meeting of shareholders.

10.4

Notice for Meetings of Shareholders

The Company must send notice of the date, time and location of any meeting of shareholders (including, without limitation, any notice specifying the intention to propose a resolution as an exceptional resolution, a special resolution or a special separate resolution and any notice of a general meeting, class meeting or series meeting or to consider approving the adoption of an amalgamation agreement, the approval of any amalgamation into a foreign jurisdiction or the approval of any arragement), in the manner provided in these Articles, or in such other manner, if any, as may be prescribed by directors’ resolution (whether previous notice of the resolution has been given or not), to each shareholder entitled to attend the meeting, to each director and to the auditor of the Company, unless these Articles otherwise provide, at least the following number of days before the meeting:

(a)

if and for so long as the Company is a public company, 21 days;

(b)

otherwise, 10 days.

10.5

A Notice of Resolution to Which Shareholders May Dissent

The Company must send to each of its shareholders, whether or not their shares carry the right to vote, a notice of any meeting of shareholders at which a resolution entitling shareholders to dissent is to be considered specifying the date of the meeting and containing a statement advising of the right to send a notice of dissent and a copy of the proposed resolution at lease the following number of days before the meeting:

(a)

if and for so long as the Company is a public company, 21 days;

(b)

otherwise, 10 days.

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10.6

Record Date for Notice

The directors may set a date as the record date for the purpose of determining shareholders entitled to notice of any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. The record date must not precede the date on which the meeting is held by fewer than:

(a)

if and for so long as the Company is a public company, 21 days;

(b)

otherwise, 10 days.

If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

10.7

Record Date for Voting

The directors may set a date as the record date for the purpose of determining shareholders entitled to vote at any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

10.8

Failure to Give Notice and Waiver of Notice

The accidental omission to send notice of any meeting of shareholders to, or the non-receipt of any notice by, any of the persons entitled to notice does not invalidate any proceedings at that meeting. Any person entitled to notice of a meeting of shareholders may, in writing or otherwise, waive or reduce the period of notice of such meeting.  Attendance of a person at a meeting of shareholders is a waiver of entitlement to notice of the meeting unless that person attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

10.9

Notice of Special Business at Meetings of Shareholders

If a meeting of shareholders is to consider special business within the meaning of Article 11.1, the notice of meeting must:

(a)

state the general nature of the special business; and

(b)

if the special business includes considering, approving, ratifying, adopting or authorizing any document or the signing of or giving of effect to any document, have attached to it a copy of the document or state that a copy of the document will be available for inspection by shareholders:

(1)

at the Company’s records office, or at such other reasonably accessible location in British Columbia as is specified in the notice; and

(2)

during statutory business hours on any one or more specified days before the day set for the holding of the meeting.

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10.10

Location of Meetings of Shareholders

The Company will hold meetings of shareholders in British Columbia, subject to the directors, by resolution, approving a location for such meetings outside of British Columbia.

11.

PROCEEDINGS AT MEETINGS OF SHAREHOLDERS

11.1

Special Business

At a meeting of shareholders, the following business is special business:

(a)

at a meeting of shareholders that is not an annual general meeting, all business is special business except business relating to the conduct of or voting at the meeting;

(b)

at an annual general meeting, all business is special business except for the following:

(1)

business relating to the conduct of or voting at the meeting;

(2)

consideration of any financial statements of the Company presented to the meeting;

(3)

consideration of any reports of the directors or auditor;

(4)

the setting or changing of the number of directors;

(5)

the election or appointment of directors;

(6)

the appointment of an auditor;

(7)

the setting of the remuneration of an auditor;

(8)

business arising out of a report of the directors not requiring the passing of a special resolution or an exceptional resolution;

(9)

any other business which, under these Articles or the Business Corporations Act, may be transacted at a meeting of shareholders without prior notice of the business being given to the shareholders.

11.2

Majority Required for a Special Resolution

The majority of votes required for the Company to pass a special resolution at a general meeting of shareholders is two-thirds of the votes cast on the resolution.

11.3

Quorum

Subject to the special rights and restrictions attached to the shares of any class or series of shares, the quorum for the transaction of business at a meeting of shareholders is one person who is a shareholder, or who is otherwise permitted to vote shares of the Company at a meeting of shareholders pursuant to these articles, present in person or by proxy.

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11.4

Other Persons May Attend

The directors, the president (if any), the secretary (if any), the assistant secretary (if any), any solicitor for the Company, the auditor of the Company and any other persons invited by the directors are entitled to attend any meeting of shareholders, but if any of those persons does attend a meeting of shareholders, that person is not to be counted in the quorum and is not entitled to vote at the meeting unless that person is a shareholder or proxy holder entitled to vote at the meeting.

11.5

Requirement of Quorum

No business, other than the election of a chair of the meeting and the adjournment of the meeting, may be transacted at any meeting of shareholders unless a quorum of shareholders entitled to vote is present at the commencement of the meeting, but such quorum need not be present throughout the meeting.

11.6

Lack of Quorum

If, within one-half hour from the time set for the holding of a meeting of shareholders, a quorum is not present:

(a)

in the case of a general meeting requisitioned by shareholders, the meeting is dissolved, and

(b)

in the case of any other meeting of shareholders, the meeting stands adjourned to the same day in the next week at the same time and place.

11.7

Lack of Quorum at Succeeding Meeting

If, at the meeting to which the meeting referred to in Article 11.6(b) was adjourned, a quorum is not present within one-half hour from the time set for the holding of the meeting, the person or persons present and being, or representing by proxy, one or more shareholders entitled to attend and vote at the meeting constitute a quorum.

11.8

Chair

The following individuals are entitled to preside as chair at a meeting of shareholders:

(a)

the chair of the board, if any; or

(b)

if no chair of the board exists or is present and willing to act as chair of the meeting, the president of the Company; or

(c)

if the chair of the board, and the president of the Company are absent or unwilling to act as chair of the meeting, the solicitor of the Company.

11.9

Selection of Alternate Chair

If, at any meeting of shareholders, there is no chair of the board or president present within 15 minutes after the time set for holding the meeting, or if the chair of the board and the president are unwilling to act as chair of the meeting, or if the chair of the board and the president have advised the secretary, if any, or any director present at the meeting, that they will not be present at the meeting, and the solicitor of the Company is absent or unwilling to act as chair of the meeting, the directors present must choose one of their number to be chair of the meeting or if all of the directors present decline to take the chair or fail to so choose or if no director is present, the shareholders entitled to vote at the meeting who are present in person or by proxy may choose any person present at the meeting to chair the meeting.

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11.10

Adjournments

The chair of a meeting of shareholders may, and if so directed by the meeting must, adjourn the meeting from time to time and from place to place, but no business may be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

11.11

Notice of Adjourned Meeting

It is not necessary to give any notice of an adjourned meeting of shareholders or of the business to be transacted at an adjourned meeting of shareholders except that, when a meeting is adjourned for 30 days or more, notice of the adjourned meeting must be given as in the case of the original meeting.

11.12

Decisions by Show of Hands, Verbal Statements, or Poll

Subject to the Business Corporations Act, every motion put to a vote at a meeting of shareholders will be decided on a show of hands unless a poll, before or on the declaration of the result of the vote by show of hands, is directed by the chair or demanded by at least one shareholder entitled to vote who is present in person or by proxy.  In determining the result of a vote by show of hands, shareholders present by telephone or other communications medium in which all shareholders and proxy holders entitled to attend and participate in voting at the meeting are able to communicate with each other, may indicate their vote verbally or, otherwise in such manner as clearly evidences their vote and is accepted by the chair of the meeting.

11.13

Declaration of Result

The chair of a meeting of shareholders must declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, as the case may be, and that decision must be entered in the minutes of the meeting. A declaration of the chair that a resolution is carried by the necessary majority or is defeated is, unless a poll is directed by the chair or demanded under Article 11.12, conclusive evidence without proof of the number or proportion of the votes recorded in favour of or against the resolution.

11.14

Motion Need Not be Seconded

No motion proposed at a meeting of shareholders need be seconded unless the chair of the meeting rules otherwise, and the chair of any meeting of shareholders is entitled to propose or second a motion.

11.15

Casting Vote

In case of an equality of votes either on a show of hands or on a poll, the chair of a meeting of shareholders will have a second or casting vote in addition to the vote or votes to which the chair may be entitled as a shareholder.

11.16

Manner of Taking Poll

Subject to Article 11.18, if a poll is duly demanded at a meeting of shareholders:

(a)

the poll must be taken:

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(1)

at the meeting, or within seven days after the date of the meeting, as the chair of the meeting directs; and

(2)

in the manner, at the time and at the place that the chair of the meeting directs;

(b)

the result of the poll is deemed to be the decision of the meeting at which the poll is demanded; and

(c)

the demand for the poll may be withdrawn by the person who demanded it.

11.17

Demand for Poll on Adjournment

A poll demanded at a meeting of shareholders on a question of adjournment must be taken immediately at the meeting.

11.18

Chair Must Resolve Dispute

In the case of any dispute as to the admission or rejection of a vote given on a poll, the chair of the meeting must determine the dispute, and his or her determination made in good faith is final and conclusive.

11.19

Casting of Votes

On a poll, a shareholder entitled to more than one vote need not cast all the votes in the same way.

11.20

No Demand for Poll on Election of Chair

No poll may be demanded in respect of the vote by which a chair of a meeting of shareholders is elected.

11.21

Demand for Poll Not to Prevent Continuance of Meeting

The demand for a poll at a meeting of shareholders does not, unless the chair of the meeting so rules, prevent the continuation of a meeting for the transaction of any business other than the question on which a poll has been demanded.

11.22

Retention of Ballots and Proxies

The Company must, for at least three months after a meeting of shareholders, keep each ballot cast on a poll and each proxy voted at the meeting, and, during that period, make them available for inspection during normal business hours by any shareholder or proxyholder entitled to vote at the meeting. At the end of such three month period, the Company may destroy such ballots and proxies.

12.

VOTES OF SHAREHOLDERS

12.1

Number of Votes by Shareholder or by Shares

Subject to any special rights or restrictions attached to any shares and to the restrictions imposed on joint shareholders under Article 12.3:

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(a)

on a vote by show of hands, every person present who is a shareholder or proxy holder and entitled to vote on the matter has one vote; and

(b)

on a poll, every shareholder entitled to vote on the matter has one vote in respect of each share entitled to be voted on the matter and held by that shareholder and may exercise that vote either in person or by proxy.

12.2

Votes of Persons in Representative Capacity

A person who is not a shareholder may vote at a meeting of shareholders, whether on a show of hands or on a poll, and may appoint a proxy holder to act at the meeting, if, before doing so, the person satisfies the chair of the meeting, or the directors, that the person is a legal personal representative or a trustee in bankruptcy for a shareholder who is entitled to vote at the meeting.

12.3

Votes by Joint Holders

If there are joint shareholders registered in respect of any share:

(a)

any one of the joint shareholders may vote at any meeting of shareholders, either personally or by proxy, in respect of the share as if that joint shareholder were solely entitled to it; or

(b)

if more than one of the joint shareholders is present at any meeting of shareholders, personally or by proxy, and more than one of them votes in respect of that share, then only the vote of the joint shareholder present whose name stands first on the central securities register in respect of the share will be counted.

12.4

Legal Personal Representatives as Joint Shareholders

Two or more legal personal representatives of a shareholder in whose sole name any share is registered are, for the purposes of Article 12.3, deemed to be joint shareholders registered in respect of that share.

12.5

Representative of a Corporate Shareholder

If a corporation, that is not a subsidiary of the Company, is a shareholder, that corporation may appoint a person to act as its representative at any meeting of shareholders of the Company, and:

(a)

for that purpose, the instrument appointing a representative must:

(1)

be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice for the receipt of proxies, or if no number of days is specified, two business days before the day set for the holding of the meeting; or

(2)

be provided, at the meeting, to the chair of the meeting or to a person designated by the chair of the meeting;

(b)

if a representative is appointed under this Article 12.5:

(1)

the representative is entitled to exercise in respect of and at that meeting the same rights on behalf of the corporation that the representative represents as that corporation could exercise if it were a

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shareholder who is an individual, including, without limitation, the right to appoint a proxy holder; and

(2)

the representative, if present at the meeting, is to be counted for the purpose of forming a quorum and is deemed to be a shareholder present in person at the meeting.

Evidence of the appointment of any such representative may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.

12.6

Proxy Provisions Do Not Apply to All Companies

Articles 12.7 to 12.15 do not apply to the Company if and for so long as it is a public company or a pre-existing reporting company which has the Statutory Reporting Company Provisions as part of its Articles or to which the Statutory Reporting Company Provisions apply.

12.7

Appointment of Proxy Holders

Every shareholder of the Company, including a corporation that is a shareholder but not a subsidiary of the Company, entitled to vote at a meeting of shareholders may, by proxy, appoint one or more (but not more than five) proxy holders to attend and act at the meeting in the manner, to the extent and with the powers conferred by the proxy.

12.8

Alternate Proxy Holders

A shareholder may appoint one or more alternate proxy holders to act in the place of an absent proxy holder.

12.9

Proxy Holder Need Not Be Shareholder

A person who is appointed as a proxy holder need not be a shareholder of the Company.

12.10

Deposit of Proxy

A proxy for a meeting of shareholders must:

(a)

be received at the registered office of the Company or at any other place specified, in the notice calling the meeting, for the receipt of proxies, at least the number of business days specified in the notice, or if no number of days is specified, two business days before the day set for the holding of the meeting; or

(b)

unless the notice provides otherwise, be provided, at the meeting, to the chair of the meeting or to a person designated by the chair of the meeting.

A proxy may be sent to the Company by written instrument, fax or any other method of transmitting legibly recorded messages.

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12.11

Validity of Proxy Vote

A vote given in accordance with the terms of a proxy is valid notwithstanding the death or incapacity of the shareholder giving the proxy and despite the revocation of the proxy or the revocation of the authority under which the proxy is given, unless notice in writing of that death, incapacity or revocation is received:

(a)

at the registered office of the Company, at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used; or

(b)

by the chair of the meeting, before the vote is taken.

12.12

Form of Proxy

A proxy, whether for a specified meeting or otherwise, must be either in the following form or in any other form approved by the directors or the chair of the meeting:

[name of company]
(the “Company”)

The undersigned, being a shareholder of the Company, hereby appoints [name] or, failing that person, [name], as proxy holder for the undersigned to attend, act and vote for and on behalf of the undersigned at the meeting of shareholders of the Company to be held on [month, day, year] and at any adjournment of that meeting.

Number of shares in respect of which this proxy is given (if no number is specified, then this proxy if given in respect of all shares registered in the name of the shareholder):

Signed [month, day, year]

______________________

[Signature of shareholder]

______________________

[Name of shareholder—printed]

12.13

Revocation of Proxy

Subject to Article 12.14, every proxy may be revoked by an instrument in writing that is:

(a)

received at the registered office of the Company at any time up to and including the last business day before the day set for the holding of the meeting at which the proxy is to be used; or

(b)

provided, at the meeting, to the chair of the meeting.

12.14

Revocation of Proxy Must Be Signed

An instrument referred to in Article 12.13 must be signed as follows:

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(a)

if the shareholder for whom the proxy holder is appointed is an individual, the instrument must be signed by the shareholder or his or her legal personal representative or trustee in bankruptcy;

(b)

if the shareholder for whom the proxy holder is appointed is a corporation, the instrument must be signed by the corporation or by a representative appointed for the corporation under Article 12.5.

12.15

Production of Evidence of Authority to Vote

The chair of any meeting of shareholders may, but need not, inquire into the authority of any person to vote at the meeting and may, but need not, demand from that person production of evidence as to the existence of the authority to vote.

13.

DIRECTORS

13.1

First Directors; Number of Directors

If the Company is not a pre-existing company under the Business Corporations Act, the first directors are the persons designated as directors of the Company in the Notice of Articles that applies to the Company when it is recognized under the Business Corporations Act. The number of directors, excluding additional directors appointed under Article 14.8, is set at:

(a)

subject to paragraphs (b) and (c), the number of directors that is equal to the number of the Company’s first directors if applicable;

(b)

if the Company is a public company, the greater of three and the most recently set of:

(1)

the number of directors set by ordinary resolution (whether or not previous notice of the resolution was given); and

(2)

the number of directors set under Article 14.4;

(c)

if the Company is not a public company, the most recently set of:

(1)

the number of directors set by ordinary resolution (whether or not previous notice of the resolution was given); and

(2)

the number of directors set under Article 14.4.

13.2

Change in Number of Directors

If the number of directors is set under Articles 13.1(b)(1) or 13.1(c)(1):

(a)

the shareholders may contemporaneously elect or appoint the directors up to that number; and

(b)

subject to Article 14.8, if the shareholders do not contemporaneously elect or appoint the number of directors set resulting in vacancies, then the directors may appoint, or failing which the shareholders may elect or appoint, directors to fill those vacancies.

13.3

Directors’ Acts Valid Despite Vacancy

An act or proceeding of the directors is not invalid merely because fewer than the number of directors set or otherwise required under these Articles is in office.

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13.4

Qualifications of Directors

A director is not required to hold a share in the capital of the Company as qualification for his or her office but must be qualified as required by the Business Corporations Act to become, act or continue to act as a director.

13.5

Remuneration of Directors

The directors are entitled to the remuneration for acting as directors, if any, as the directors may from time to time determine. If the directors so decide, the remuneration of the directors, if any, will be determined by the shareholders. That remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the Company as such, who is also a director.

13.6

Reimbursement of Expenses of Directors

The Company must reimburse each director for the reasonable expenses that he or she may incur in and about the business of the Company.

13.7

Special Remuneration for Directors

If any director performs any professional or other services for the Company that in the opinion of the directors are outside the ordinary duties of a director, or if any director is otherwise specially occupied in or about the Company’s business, he or she may be paid remuneration fixed by the directors, or, at the option of that director, fixed by ordinary resolution, and such remuneration may be either in addition to, or in substitution for, any other remuneration that he or she may be entitled to receive.

13.8

Gratuity, Pension or Allowance on Retirement of Director

Unless otherwise determined by ordinary resolution, the directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any director who has held any salaried office or place of profit with the Company or to his or her spouse or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

14.

ELECTION AND REMOVAL OF DIRECTORS

14.1

Election at Annual General Meeting

At every annual general meeting and in every unanimous resolution contemplated by Article 10.2:

(a)

the shareholders entitled to vote at the annual general meeting for the election of directors must elect, or in the unanimous resolution appoint, a board of directors consisting of the number of directors set under these Articles from time to time; and

(b)

all the directors cease to hold office immediately before the election or appointment of directors under paragraph (a), but are eligible for re-election or re-appointment.

14.2

Consent to be a Director

No election, appointment or designation of an individual as a director is valid unless:

(a)

that individual consents to be a director in the manner provided for in the Business Corporations Act;

(b)

that individual is elected or appointed at a meeting at which the individual is present and the individual does not refuse, at the meeting, to be a director; or

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(c)

with respect to first directors, the designation is otherwise valid under the Business Corporations Act.

14.3

Failure to Elect or Appoint Directors

If:

(a)

the Company fails to hold an annual general meeting, and all the shareholders who are entitled to vote at an annual general meeting fail to pass the unanimous resolution contemplated by Article 10.2, on or before the date by which the annual general meeting is required to be held under the Business Corporations Act; or

(b)

the shareholders fail, at the annual general meeting or in the unanimous resolution contemplated by Article 10.2, to elect or appoint any directors;

then each director then in office continues to hold office until the earlier of:

(a)

when his or her successor is elected or appointed; and

(b)

when he or she otherwise ceases to hold office under the Business Corporations Act or these Articles.

14.4

Places of Retiring Directors Not Filled

If, at any meeting of shareholders at which there should be an election of directors, the places of any of the retiring directors are not filled by that election, those retiring directors who are not re-elected and who are asked by the newly elected directors to continue in office will, if willing to do so, continue in office to complete the number of directors for the time being set pursuant to these Articles until further new directors are elected at a meeting of shareholders convened for that purpose. If any such election or continuance of directors does not result in the election or continuance of the number of directors for the time being set pursuant to these Articles, the number of directors of the Company is deemed to be set at the number of directors actually elected or continued in office.

14.5

Directors May Fill Casual Vacancies

Any casual vacancy occurring in the board of directors may be filled by the directors.

14.6

Remaining Directors’ Power to Act

The directors may act notwithstanding any vacancy in the board of directors, but if the Company has fewer directors in office than the number set pursuant to these Articles as the quorum of directors, the directors may only act for the purpose of appointing directors up to that number or of calling a meeting of shareholders for the purpose of filling any vacancies on the board of directors or, subject to the Business Corporations Act, for any other purpose.

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14.7

Shareholders May Fill Vacancies

If the Company has no directors or fewer directors in office than the number set pursuant to these Articles as the quorum of directors, then failing the filling of any vacancies as set forth in Article 14.6, the shareholders may elect or appoint directors to fill any vacancies on the board of directors.

14.8

Additional Directors

Notwithstanding Articles 13.1 and 13.2, between annual general meetings or resolutions contemplated by Article 10.2, the directors may appoint one or more additional directors, but the number of additional directors appointed under this Article 14.8 must not at any time exceed:

(a)

one-third of the number of first directors, if, at the time of the appointments, one or more of the first directors have not yet completed their first term of office; or

(b)

in any other case, one-third of the number of the current directors who were elected or appointed as directors other than under this Article 14.8.

Any director so appointed ceases to hold office immediately before the next election or appointment of directors under Article 14.1(1), but is eligible for re-election or re-appointment.

14.9

Ceasing to be a Director

A director ceases to be a director when:

(a)

the term of office of the director expires;

(b)

the director dies;

(c)

the director resigns as a director by notice in writing provided to the Company or a solicitor for the Company; or

(d)

the director is removed from office pursuant to Articles 14.10 or 14.11.

14.10

Removal of Director by Shareholders

The Company may remove any director before the expiration of his or her term of office by special resolution. In that event, the shareholders may elect, or appoint by ordinary resolution, a director to fill the resulting vacancy. If the shareholders do not elect or appoint a director to fill the resulting vacancy contemporaneously with the removal, then the directors may appoint or the shareholders may elect, or appoint by ordinary resolution, a director to fill that vacancy.

14.11

Removal of Director by Directors

The directors may remove any director before the expiration of his or her term of office if the director is convicted of an indictable offence, or if the director ceases to be qualified to act as a director of a company and does not promptly resign, and the directors may appoint a director to fill the resulting vacancy.

14.12

Nominations Of Directors.

(a)

This Article 14.12 only applies to the Company if and for so long as it is a:

(1)

public company; or

(2)

a pre-existing reporting company which has the Statutory Reporting Company Provisions as part

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of its Articles or to which the Statutory Reporting Company Provisions apply.

(b)

Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Company. Nominations of persons for election to the board may be made at any annual meeting of shareholders, or at any special meeting of shareholders if one of the purposes for which the special meeting was called was the election of directors:

(1)

by or at the direction of the board, including pursuant to a notice of meeting;

(2)

by or at the direction or request of one or more shareholders pursuant to a proposal made in accordance with the provisions of the Business Corporations Act, or a requisition of the shareholders made in accordance with the provisions of the Business Corporations Act; or

(3)

by any person (a “Nominating Shareholder”) who:

(i)

at the close of business on the date of the giving of the notice provided for in this Article 14.12 and on the record date for notice of such meeting, is entered in the securities register as a holder of one or more shares carrying the right to vote at such meeting or who beneficially owns one or more shares that are entitled to be voted at such meeting; and

(ii)

complies with the notice procedures set forth below in this Article 14.12.

(c)

In addition to any other applicable requirements, for a nomination to be made by a Nominating Shareholder, the Nominating Shareholder must have given (i) timely notice thereof in proper written form to the secretary of the Company, if any, or such other officer of the Company acting in that capacity, at the principal executive offices of the Company, and (ii) the representation and agreement with respect to each candidate for nomination to the secretary of the Company as required by, and within the time period specified in this Article 14.12(f).

(d)

To be timely, a Nominating Shareholder’s notice under Article 14.12(c) must be made:

(1)

in the case of an annual meeting of shareholders, not less than 30 nor more than 65 days prior to the date of the annual meeting of shareholders, provided, however, that if the annual meeting of shareholders is to be held on a date that is less than 50 days after the date on which the first public announcement of the date of the meeting was made (the “Notice Date”), notice by the Nominating Shareholder may be made not later than the close of business on the tenth (10th) day following the Notice Date; and

(2)

in the case of a special meeting of shareholders which is not also an annual meeting, and is called for the purpose of electing directors (whether or not called for other purposes), not later than the close of business on the fifteenth (15th) day following the Notice Date.

In no event shall any adjournment or postponement of a meeting of shareholders, or the announcement of an adjournment or postponement, commence a new time period for the giving of a Nominating Shareholder’s notice as described above.

(e)

To be in proper written form, a Nominating Shareholder’s notice under Article 14.12(c) must set forth:

(1)

for each person whom the Nominating Shareholder proposes to nominate for election as a director:

(i)

the name, age, business address and residential address of the person;

(ii)

the principal occupation or employment of the person;

(iii)

the class or series and number of shares in the capital of the Company which are

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controlled or which are owned beneficially or of record by the person as of the date of the notice and as of the record date for the meeting of shareholders (if such date shall then have been made publicly available and shall have occurred);

(iv)

a statement as to whether such person would be “independent” of the Company (within the meaning of National Instrument 52-110 – Audit Committees of the Canadian Securities Administrators, as such provisions may be amended from time to time) if elected as a director at such meeting and the reasons and basis for such determination; and

(v)

any other information relating to the person that would be required to be disclosed in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Business Corporations Act and Applicable Securities Laws (as defined below); and

(2)

for the Nominating Shareholder giving the notice, any proxy, contract, arrangement, understanding or relationship pursuant to which such Nominating Shareholder has a right to vote any shares of the Company and any other information relating to such Nominating Shareholder that would be required to be made in a dissident’s proxy circular in connection with solicitations of proxies for election of directors pursuant to the Business Corporations Act and Applicable Securities Laws (as defined below).

(f)

To be eligible to be a candidate for election as a director of the Company and to be duly nominated, a candidate must be nominated in the manner prescribed in this Article 14.12 and the candidate for nomination, whether nominated by the board or otherwise, must have previously delivered to the secretary of the Company at the principal executive offices of the Company, not less than 5 days prior to the date of the meeting of shareholders, a written representation and agreement (in form provided by the Company) that such candidate for nomination, if elected as a director of the Company, will comply with all applicable corporate governance, conflict of interest, confidentiality, share ownership, majority voting and insider trading policies and other policies and guidelines of the Company applicable to directors and in effect during such person’s term in office as a director (and, if requested by any candidate for nomination, the secretary of the Company shall provide to such candidate for nomination all such policies and guidelines then in effect).

(g)

No person shall be eligible for election as a director of the Company unless nominated in accordance with the provisions of this Article 14.12, provided, however, that nothing in this Article 14.12 shall be deemed to preclude discussion by a shareholder at a meeting of shareholders of any matter, other than the nomination of directors, in respect of which the shareholder would have been entitled to submit a proposal pursuant to the provisions of the Business Corporations Act. The chair of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in this Article 14.12 and, if any proposed nomination is not in compliance with this Article 14.12, to declare that such defective nomination shall be disregarded.

(h)

For purposes of this Article 14.12:

(1)

“public announcement” shall mean disclosure in:

(i)

a press release reported by a national news service in Canada; or

(ii)

a document publicly filed by the Company under its profile on the System of Electronic Document Analysis and Retrieval (SEDAR), or such other electronic disclosure service as the Company is required to utilize for the filing of continuous disclosure documents pursuant to Applicable Securities Laws; and

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(2)

“Applicable Securities Laws” means the applicable securities legislation of each relevant province and territory of Canada, as amended from time to time, the rules, regulations and forms made or promulgated under any such legislation, and the published national instruments, multilateral instruments, policies, bulletins and notices of the securities commission and similar regulatory authority of each province and territory of Canada.

(i)

Notice given under Article 14.12(c) may only be given by personal delivery, facsimile transmission or email, and shall be deemed to have been given and made at the time it is sent to the secretary of the Company, if any, or such other officer of the Company acting in that capacity, by:

(1)

personal delivery to the address of the principal executive offices of the Company;

(2)

facsimile transmission, at such facsimile number as stipulated from time to time for the purposes of this notice by the secretary of the Company, if any, or such other officer of the Company acting in that capacity, and provided that receipt of confirmation of such transmission has been received; or

(3)

email, at such email address as stipulated from time to time for the purposes of this notice by the secretary of the Company, if any, or such other officer of the Company acting in that capacity, and provided that receipt of confirmation of such transmission has been received.

If such delivery or electronic communication is made on a day which is a not a business day in Vancouver, British Columbia, or later than 5:00 p.m. (Vancouver time) on a day which is a business day, then such delivery or electronic communication shall be deemed to have been made on the subsequent day that is a business day.

(j)

Notwithstanding any other provision of this Article 14.12, the board may, in its sole discretion, waive any requirement of this Article 14.12.

15.

ALTERNATE DIRECTORS

15.1

Appointment of Alternate Director

Any director (an “appointor”) may by notice in writing received by the Company appoint any person (an “appointee”) who is qualified to act as a director to be his or her alternate to act in his or her place at meetings of the directors or committees of the directors at which the appointor is not present unless (in the case of an appointee who is not a director) the directors have reasonably disapproved the appointment of such person as an alternate director and have given notice to that effect to his or her appointor within a reasonable time after the notice of appointment is received by the Company.

15.2

Notice of Meetings

Every alternate director so appointed is entitled to notice of meetings of the directors and of committees of the directors of which his or her appointor is a member and to attend and vote as a director at any such meetings at which his or her appointor is not present.

15.3

Alternate for More Than One Director Attending Meetings

A person may be appointed as an alternate director by more than one director, and an alternate director:

(a)

will be counted in determining the quorum for a meeting of directors once for each of his or her appointors and, in the case of an appointee who is also a director, once more in that capacity;

(b)

has a separate vote at a meeting of directors for each of his or her appointors and, in the case of an appointee who is also a director, an additional vote in that capacity;

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(c)

will be counted in determining the quorum for a meeting of a committee of directors once for each of his or her appointors who is a member of that committee and, in the case of an appointee who is also a member of that committee as a director, once more in that capacity;

(d)

has a separate vote at a meeting of a committee of directors for each of his or her appointors who is a member of that committee and, in the case of an appointee who is also a member of that committee as a director, an additional vote in that capacity.

15.4

Consent Resolutions

Every alternate director, if authorized by the notice appointing him or her, may sign in place of his or her appointor any resolutions to be consented to in writing.

15.5

Alternate Director Not an Agent

Every alternate director is deemed not to be the agent of his or her appointor.

15.6

Revocation of Appointment of Alternate Director

An appointor may at any time, by notice in writing received by the Company, revoke the appointment of an alternate director appointed by him or her.

15.7

Ceasing to be an Alternate Director

The appointment of an alternate director ceases when:

(a)

his or her appointor ceases to be a director and is not promptly re-elected or re-appointed;

(b)

the alternate director dies;

(c)

the alternate director resigns as an alternate director by notice in writing provided to the Company or a solicitor for the Company;

(d)

the alternate director ceases to be qualified to act as a director; or

(e)

his or her appointor revokes the appointment of the alternate director.

15.8

Remuneration and Expenses of Alternate Director

The Company may reimburse an alternate director for the reasonable expenses that would be properly reimbursed if he or she were a director, and the alternate director is entitled to receive from the Company such proportion, if any, of the remuneration otherwise payable to the appointor as the appointor may from time to time direct.

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16.

POWERS AND DUTIES OF DIRECTORS

16.1

Powers of Management

The directors must, subject to the Business Corporations Act and these Articles, manage or supervise the management of the business and affairs of the Company and have the authority to exercise all such powers of the Company as are not, by the Business Corporations Act or by these Articles, required to be exercised by the shareholders of the Company.

16.2

Appointment of Attorney of Company

The directors may from time to time, by power of attorney or other instrument, under seal if so required by law, appoint any person to be the attorney of the Company for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the directors under these Articles and excepting the power to fill vacancies in the board of directors, to remove a director, to change the membership of, or fill vacancies in, any committee of the directors, to appoint or remove officers appointed by the directors and to declare dividends) and for such period, and with such remuneration and subject to such conditions as the directors may think fit. Any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the directors think fit. Any such attorney may be authorized by the directors to sub-delegate all or any of the powers, authorities and discretions for the time being vested in him or her.

16.3

Setting the Remuneration of Auditors

The directors may from time to time set the remuneration of the auditors of the Company.

17.

DISCLOSURE OF INTERESTS OF DIRECTORS AND OFFICERS

17.1

Obligation to Account for Profits

A director or senior officer who holds a disclosable interest (as that term is used in the Business Corporations Act) in a contract or transaction into which the Company has entered or proposes to enter is liable to account to the Company for any profit that accrues to the director or senior officer under or as a result of the contract or transaction only if and to the extent provided in the Business Corporations Act.

17.2

Restrictions on Voting by Reason of Interest

A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter is not entitled to vote on any directors’ resolution to approve that contract or transaction, unless all the directors have a disclosable interest in that contract or transaction, in which case any or all of those directors may vote on such resolution.

17.3

Interested Director Counted in Quorum

A director who holds a disclosable interest in a contract or transaction into which the Company has entered or proposes to enter and who is present at the meeting of directors at which the contract or transaction is considered for approval may be counted in the quorum at the meeting whether or not the director votes on any or all of the resolutions considered at the meeting.

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17.4

Disclosure of Conflict of Interest or Property

A director or senior officer who holds any office or possesses any property, right or interest that could result, directly or indirectly, in the creation of a duty or interest that materially conflicts with that individual’s duty or interest as a director or senior officer, must disclose the nature and extent of the conflict as required by the Business Corporations Act.

17.5

Director Holding Other Office in the Company

A director may hold any office or place of profit with the Company, other than the office of auditor of the Company, in addition to his or her office of director for the period and on the terms (as to remuneration or otherwise) that the directors may determine.

17.6

No Disqualification

No director or intended director is disqualified by his or her office from contracting with the Company either with regard to the holding of any office or place of profit the director holds with the Company or as vendor, purchaser or otherwise, and no contract or transaction entered into by or on behalf of the Company in which a director is in any way interested is liable to be voided for that reason.

17.7

Professional Services by Director or Officer

Subject to the Business Corporations Act, a director or officer, or any person in which a director or officer has an interest, may act in a professional capacity for the Company, except as auditor of the Company, and the director or officer or such person is entitled to remuneration for professional services as if that director or officer were not a director or officer.

17.8

Director or Officer in Other Corporations

A director or officer may be or become a director, officer or employee of, or otherwise interested in, any person in which the Company may be interested as a shareholder or otherwise, and, subject to the Business Corporations Act, the director or officer is not accountable to the Company for any remuneration or other benefits received by him or her as director, officer or employee of, or from his or her interest in, such other person.

18.

PROCEEDINGS OF DIRECTORS

18.1

Meetings of Directors

The directors may meet together for the conduct of business, adjourn and otherwise regulate their meetings as they think fit, and meetings of the directors held at regular intervals may be held at the place, at the time and on the notice, if any, as the directors may from time to time determine.

18.2

Voting at Meetings

Questions arising at any meeting of directors are to be decided by a majority of votes and, in the case of an equality of votes, the chair of the meeting does not have a second or casting vote.

18.3

Chair of Meetings

The following individual is entitled to preside as chair at a meeting of directors:

(a)

the chair of the board, if any;

(b)

in the absence of the chair of the board, the president, if any, if the president is a director; or

(c)

any other director chosen by the directors if:

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(1)

neither the chair of the board nor the president, if a director, is present at the meeting within 15 minutes after the time set for holding the meeting;

(2)

neither the chair of the board nor the president, if a director, is willing to chair the meeting; or

(3)

the chair of the board and the president, if a director, have advised the secretary, if any, or any other director, that they will not be present at the meeting.

18.4

Meetings by Telephone or Other Communications Medium

A director may participate in a meeting of the directors or of any committee of the directors:

(a)

in person;

(b)

by telephone; or

(c)

with the consent of all directors, by other communications medium;

if all directors participating in the meeting, whether in person or by telephone or other communications medium, are able to communicate with each other.  A director who participates in a meeting in a manner contemplated by this Article 18.4 is deemed for all purposes of the Business Corporations Act and these Articles to be present at the meeting and to have agreed to participate in that manner.

18.5

Calling of Meetings

A director may, and the president, secretary or an assistant secretary of the Company, if any, on the request of a director must, call a meeting of the directors at any time.

18.6

Notice of Meetings

Other than for meetings held at regular intervals as determined by the directors pursuant to Article 18.1, reasonable notice of each meeting of the directors, specifying the place, day and time of that meeting must be given to each of the directors and the alternate directors by any method set out in Article 24.1 or orally or by telephone.

18.7

When Notice Not Required

It is not necessary to give notice of a meeting of the directors to a director or an alternate director if:

(a)

the meeting is to be held immediately following a meeting of shareholders at which that director was elected or appointed, or is the meeting of the directors at which that director is appointed; or

(b)

the director or alternate director, as the case may be, has waived notice of the meeting.

18.8

Meeting Valid Despite Failure to Give Notice

The accidental omission to give notice of any meeting of directors to, or the non-receipt of any notice by, any director or alternate director, does not invalidate any proceedings at that meeting.

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18.9

Waiver of Notice of Meetings

Any director or alternate director may send to the Company a document signed by him or her waiving notice of any past, present or future meeting or meetings of the directors and may at any time withdraw that waiver with respect to meetings held after that withdrawal. After sending a waiver with respect to all future meetings and until that waiver is withdrawn, no notice of any meeting of the directors need be given to that director and, unless the director otherwise requires by notice in writing to the Company, to his or her alternate director, and all meetings of the directors so held are deemed not to be improperly called or constituted by reason of notice not having been given to such director or alternate director.  Attendance of a director or alternate director is a waiver of notice of the meeting unless that director or alternate director attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

18.10

Quorum

The quorum necessary for the transaction of the business of the directors may be set by the directors and, if not so set, is deemed to be set at a majority of the directors then in office or, if the number of directors is set at one, is deemed to be set at one director, and that director may constitute a meeting.

18.11

Validity of Acts Where Appointment Defective

Subject to the Business Corporations Act, an act of a director or officer is not invalid merely because of an irregularity in the election or appointment or a defect in the qualification of that director or officer.

18.12

Consent Resolutions in Writing

A resolution of the directors or of any committee of the directors consented to in writing by all of the directors entitled to vote on it, whether by signed document, fax, e-mail or any other method of transmitting legibly recorded messages, is as valid and effective as if it had been passed at a meeting of the directors or of the committee of the directors duly called and held. Such resolution may be in two or more counterparts which together are deemed to constitute one resolution in writing. A resolution passed in that manner is effective on the date stated in the resolution or on the latest date stated on any counterpart. A resolution of the directors or of any committee of the directors passed in accordance with this Article 18.12 is deemed to be a proceeding at a meeting of directors or of the committee of the directors and to be as valid and effective as if it had been passed at a meeting of the directors or of the committee of the directors that satisfies all the requirements of the Business Corporations Act and all the requirements of these Articles relating to meetings of the directors or of a committee of the directors.

19.

EXECUTIVE AND OTHER COMMITTEES

19.1

Appointment and Powers of Executive Committee

The directors may, by resolution, appoint an executive committee consisting of the director or directors that they consider appropriate, and this committee has, during the intervals between meetings of the board of directors, all of the directors’ powers, except:

(a)

the power to fill vacancies in the board of directors;

(b)

the power to remove a director;

(c)

the power to change the membership of, or fill vacancies in, any committee of the directors; and

(d)

such other powers, if any, as may be set out in the resolution or any subsequent directors’ resolution.

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19.2

Appointment and Powers of Other Committees

The directors may, by resolution:

(a)

appoint one or more committees (other than the executive committee) consisting of the director or directors that they consider appropriate;

(b)

delegate to a committee appointed under paragraph (a) any of the directors’ powers, except:

(1)

the power to fill vacancies in the board of directors;

(2)

the power to remove a director;

(3)

the power to change the membership of, or fill vacancies in, any committee of the directors; and

(4)

the power to appoint or remove officers appointed by the directors; and

(c)

make any delegation referred to in paragraph (b) subject to the conditions set out in the resolution or any subsequent directors’ resolution.

19.3

Obligations of Committees

Any committee appointed under Articles 19.1 or 19.2, in the exercise of the powers delegated to it, must:

(a)

conform to any rules that may from time to time be imposed on it by the directors; and

(b)

report every act or thing done in exercise of those powers at such times as the directors may require.

19.4

Powers of Board

The directors may, at any time, with respect to a committee appointed under Articles 19.1 or 19.2:

(a)

revoke or alter the authority given to the committee, or override a decision made by the committee, except as to acts done before such revocation, alteration or overriding;

(b)

terminate the appointment of, or change the membership of, the committee; and

(c)

fill vacancies in the committee.

19.5

Committee Meetings

Subject to Article 19.3(a) and unless the directors otherwise provide in the resolution appointing the committee or in any subsequent resolution, with respect to a committee appointed under Articles 19.1 or 19.2:

(a)

the committee may meet and adjourn as it thinks proper;

(b)

the committee may elect a chair of its meetings but, if no chair of a meeting is elected, or if at a meeting the chair of the meeting is not present within 15 minutes after the time set for holding the meeting, the directors present who are members of the committee may choose one of their number to chair the meeting;

(c)

a majority of the members of the committee constitutes a quorum of the committee; and

(d)

questions arising at any meeting of the committee are determined by a majority of votes of the members present, and in case of an equality of votes, the chair of the meeting does not have a second or casting vote.

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20.

OFFICERS

20.1

Directors May Appoint Officers

The directors may, from time to time, appoint such officers, if any, as the directors determine and the directors may, at any time, terminate any such appointment.

20.2

Functions, Duties and Powers of Officers

The directors may, for each officer:

(a)

determine the functions and duties of the officer;

(b)

entrust to and confer on the officer any of the powers exercisable by the directors on such terms and conditions and with such restrictions as the directors think fit; and

(c)

revoke, withdraw, alter or vary all or any of the functions, duties and powers of the officer.

20.3

Qualifications

No officer may be appointed unless that officer is qualified in accordance with the Business Corporations Act. One person may hold more than one position as an officer of the Company. Any person appointed as the chair of the board or as a managing director must be a director. Any other officer need not be a director.

20.4

Remuneration and Terms of Appointment

All appointments of officers are to be made on the terms and conditions and at the remuneration (whether by way of salary, fee, commission, participation in profits or otherwise) that the directors think fit and are subject to termination at the pleasure of the directors, and an officer may in addition to such remuneration be entitled to receive, after he or she ceases to hold such office or leaves the employment of the Company, a pension or gratuity.

21.

INDEMNIFICATION

21.1

Definitions

In this Article 21:

(a)

“eligible penalty” means a judgment, penalty or fine awarded or imposed in, or an amount paid in settlement of, an eligible proceeding;

(b)

“eligible proceeding” means a legal proceeding or investigative action, whether current, threatened, pending or completed, in which a director, former director or alternate director of the Company (an “eligible party”) or any of the heirs and legal personal representatives of the eligible party, by reason of the eligible party being or having been a director or alternate director of the Company:

(1)

is or may be joined as a party; or

(2)

is or may be liable for or in respect of a judgment, penalty or fine in, or expenses related to, the proceeding;

(c)

“expenses” has the meaning set out in the Business Corporations Act.

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21.2

Mandatory Indemnification of Eligible Parties

Subject to the Business Corporations Act, the Company must indemnify a director, former director or alternate director of the Company and his or her heirs and legal personal representatives against all eligible penalties to which such person is or may be liable, and the Company must, after the final disposition of an eligible proceeding, pay the expenses actually and reasonably incurred by such person in respect of that proceeding. Each director and alternate director is deemed to have contracted with the Company on the terms of the indemnity contained in this Article 21.2.

21.3

Indemnification of Other Persons

Subject to any restrictions in the Business Corporations Act, the Company may indemnify any person.

21.4

Non-Compliance with Business Corporations Act

The failure of a director, alternate director or officer of the Company to comply with the Business Corporations Act or, these Articles or, if applicable, any former Companies Act or former Articles does not invalidate any indemnity to which he or she is entitled under this Part.

21.5

Company May Purchase Insurance

The Company may purchase and maintain insurance for the benefit of any person (or his or her heirs or legal personal representatives) who:

(a)

is or was a director, alternate director, officer, employee or agent of the Company;

(b)

is or was a director, alternate director, officer, employee or agent of a corporation at a time when the corporation is or was an affiliate of the Company;

(c)

at the request of the Company, is or was a director, alternate director, officer, employee or agent of a corporation or of a partnership, trust, joint venture or other unincorporated entity;

(d)

at the request of the Company, holds or held a position equivalent to that of a director, alternate director or officer of a partnership, trust, joint venture or other unincorporated entity;

against any liability incurred by him or her as such director, alternate director, officer, employee or agent or person who holds or held such equivalent position.

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22.

DIVIDENDS

22.1

Payment of Dividends Subject to Special Rights

The provisions of this Article 22 are subject to the rights, if any, of shareholders holding shares with special rights as to dividends.

22.2

Declaration of Dividends

Subject to the Business Corporations Act, the directors may from time to time declare and authorize payment of such dividends as they may deem advisable.

22.3

No Notice Required

The directors need not give notice to any shareholder of any declaration under Article 22.2.

22.4

Record Date

The directors may set a date as the record date for the purpose of determining shareholders entitled to receive payment of a dividend. The record date must not precede the date on which the dividend is to be paid by more than two months. If no record date is set, the record date is 5 p.m. on the date on which the directors pass the resolution declaring the dividend.

22.5

Manner of Paying Dividend

A resolution declaring a dividend may direct payment of the dividend wholly or partly in money or by the distribution of specific assets or of fully paid shares or of bonds, debentures or other securities of the Company or any other corporation, or in any one or more of those ways.

22.6

Settlement of Difficulties

If any difficulty arises in regard to a distribution under Article 22.5, the directors may settle the difficulty as they deem advisable, and, in particular, may:

(a)

set the value for distribution of specific assets;

(b)

determine that cash payments in substitution for all or any part of the specific assets to which any shareholders are entitled may be made to any shareholders on the basis of the value so fixed in order to adjust the rights of all parties; and

(c)

vest any such specific assets in trustees for the persons entitled to the dividend.

22.7

When Dividend Payable

Any dividend may be made payable on such date as is fixed by the directors.

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22.8

Dividends to be Paid in Accordance with Number of Shares

All dividends on shares of any class or series of shares must be declared and paid according to the number of such shares held.

22.9

Receipt by Joint Shareholders

If several persons are joint shareholders of any share, any one of them may give an effective receipt for any dividend, bonus or other money payable in respect of the share.

22.10

Dividend Bears No Interest

No dividend bears interest against the Company.

22.11

Fractional Dividends

If a dividend to which a shareholder is entitled includes a fraction of the smallest monetary unit of the currency of the dividend, that fraction may be disregarded in making payment of the dividend and that payment represents full payment of the dividend.

22.12

Payment of Dividends

Any dividend or other distribution payable in cash in respect of shares may be paid by cheque, made payable to the order of the person to whom it is sent, and mailed to the registered address of the shareholder, or in the case of joint shareholders, to the registered address of the joint shareholder who is first named on the central securities register, or to the person and to the registered address the shareholder or joint shareholders may direct in writing. The mailing of such cheque will, to the extent of the sum represented by the cheque (plus the amount of the tax required by law to be deducted), discharge all liability for the dividend unless such cheque is not paid on presentation or the amount of tax so deducted is not paid to the appropriate taxing authority.

22.13

Capitalization of Retained Earnings or Surplus

Notwithstanding anything contained in these Articles, the directors may from time to time capitalize any retained earnings or surplus of the Company and may from time to time issue, as fully paid, shares or any bonds, debentures or other securities of the Company as a dividend representing the retained earnings or surplus so capitalized or any part thereof.

23.

DOCUMENTS, RECORDS AND REPORTS

23.1

Recording of Financial Affairs

The directors must cause adequate accounting records to be kept to record properly the financial affairs and condition of the Company and to comply with the Business Corporations Act.

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23.2

Inspection of Accounting Records

Unless the directors determine otherwise, or unless otherwise determined by ordinary resolution, no shareholder of the Company is entitled to inspect or obtain a copy of any accounting records of the Company.

24.

NOTICES

24.1

Method of Giving Notice

Unless the Business Corporations Act or these Articles provides otherwise, a notice, statement, report or other record required or permitted by the Business Corporations Act or these Articles to be sent by or to a person may be sent by any one of the following methods:

(a)

mail addressed to the person at the applicable address for that person as follows:

(1)

for a record mailed to a shareholder, the shareholder’s registered address;

(2)

for a record mailed to a director or officer, the prescribed address for mailing shown for the director or officer in the records kept by the Company or the mailing address provided by the recipient for the sending of that record or records of that class;

(3)

in any other case, the mailing address of the intended recipient;

(b)

delivery at the applicable address for that person as follows, addressed to the person:

(1)

for a record delivered to a shareholder, the shareholder’s registered address;

(2)

for a record delivered to a director or officer, the prescribed address for delivery shown for the director or officer in the records kept by the Company or the delivery address provided by the recipient for the sending of that record or records of that class;

(3)

in any other case, the delivery address of the intended recipient;

(c)

sending the record by fax to the fax number provided by the intended recipient for the sending of that record or records of that class;

(d)

sending the record by email to the email address provided by the intended recipient for the sending of that record or records of that class;

(e)

physical delivery to the intended recipient; and

(f)

delivery in such other manner as may be approved by the directors and reasonably evidenced.

24.2

Deemed Receipt of Mailing

A notice, statement, report or other record that is:

(a)

mailed to a person by ordinary mail to the applicable address for that person referred to in Article 24.1 is deemed to be received by the person to whom it was mailed on the day, (Saturdays, Sundays and holidays excepted), following the date of mailing;

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(b)

faxed to a person to the fax number provided by that person referred to in Article 24.1 is deemed to be received by the person to whom it was faxed on the day it was faxed; and

(c)

e-mailed to a person to the e-mail address provided by that person referred to in Article 24.1 is deemed to be received by the person to whom it was e-mailed on the day it was e-mailed.

24.3

Certificate of Sending

A certificate signed by the secretary, if any, or other officer of the Company or of any other corporation acting in that capacity on behalf of the Company stating that a notice, statement, report or other record was sent in accordance with Article 24.1 is conclusive evidence of that fact.

24.4

Notice to Joint Shareholders

A notice, statement, report or other record may be provided by the Company to the joint shareholders of a share by providing the notice to the joint shareholder first named in the central securities register in respect of the share.

24.5

Notice to Legal Personal Representatives and Trustees

A notice, statement, report or other record may be provided by the Company to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a shareholder by:

(a)

mailing the record, addressed to them:

(1)

by name, by the title of the legal personal representative of the deceased or incapacitated shareholder, by the title of trustee of the bankrupt shareholder or by any similar description; and

(2)

at the address, if any, supplied to the Company for that purpose by the persons claiming to be so entitled; or

(b)

if an address referred to in paragraph (a)(2) has not been supplied to the Company, by giving the notice in a manner in which it might have been given if the death, bankruptcy or incapacity had not occurred.

24.6

Undelivered Notices

If any record sent to a shareholder pursuant to Article 24.1 is returned on two consecutive occasions because the shareholder cannot be located, the Company shall not be required to send any further records to the shareholder until the shareholder informs the Company in writing of his or her new address.

25.

SEAL

25.1

Who May Attest Seal

Except as provided in Articles 25.2 and 25.3, the Company’s seal, if any, must not be impressed on any record except when that impression is attested by the signatures of:

(a)

any two directors;

(b)

any officer, together with any director;

(c)

if the Company only has one director, that director; or

(d)

any one or more directors or officers or persons as may be determined by the directors.

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25.2

Sealing Copies

For the purpose of certifying under seal a certificate of incumbency of the directors or officers of the Company or a true copy of any resolution or other document, despite Article 25.1, the impression of the seal may be attested by the signature of any director or officer or the signature of any other person as may be determined by the directors.

25.3

Mechanical Reproduction of Seal

The directors may authorize the seal to be impressed by third parties on share certificates or bonds, debentures or other securities of the Company as they may determine appropriate from time to time. To enable the seal to be impressed on any share certificates or bonds, debentures or other securities of the Company, whether in definitive or interim form, on which facsimiles of any of the signatures of the directors or officers of the Company are, in accordance with the Business Corporations Act or these Articles, printed or otherwise mechanically reproduced, there may be delivered to the person employed to engrave, lithograph or print such definitive or interim share certificates or bonds, debentures or other securities one or more unmounted dies reproducing the seal and the chair of the board or any senior officer together with the secretary, treasurer, secretary-treasurer, an assistant secretary, an assistant treasurer or an assistant secretary-treasurer may in writing authorize such person to cause the seal to be impressed on such definitive or interim share certificates or bonds, debentures or other securities by the use of such dies. Share certificates or bonds, debentures or other securities to which the seal has been so impressed are for all purposes deemed to be under and to bear the seal impressed on them.

26.

MECHANICAL REPRODUCTIONS OF SIGNATURES

26.1

Instruments may be Mechanically Signed

The signature of any officer, director, registrar, branch registrar, transfer agent or branch transfer agent of the Company, unless otherwise required by the Business Corporations Act or by these Articles, may, if authorized by the directors, be printed, lithographed, engraved or otherwise mechanically reproduced upon all instruments executed or issued by the Company or any officer thereof; and any instrument on which the signature of any such person is so reproduced shall be deemed to have been manually signed by such person whose signature is so reproduced and shall be as valid to all intents and purposes as if such instrument had been signed manually, and notwithstanding that the person whose signature is so reproduced may have ceased to hold the office that he is stated on such instrument to hold at the date or issue of such instrument.

26.2

Definitions of Instruments

The term "instrument" as used in Article 26.1 shall include deeds, mortgages, hypothecs, charges, conveyances, transfers and assignments of property, real or personal, agreements, releases, receipts and discharges for the payment of money or other obligations, shares and share warrants of the Company, bonds, debentures and other debt obligations of the Company, and all paper writings.

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27.

PROHIBITIONS

27.1

Definitions

In this Article 27:

(a)

“designated security” means:

(1)

a voting security of the Company;

(2)

a security of the Company that is not a debt security and that carries a residual right to participate in the earnings of the Company or, on the liquidation or winding up of the Company, in its assets; or

(3)

a security of the Company convertible, directly or indirectly, into a security described in paragraph (a) or (b);

(b)

“security” has the meaning assigned in the Securities Act (British Columbia);

(c)

“voting security” means a security of the Company that:

(1)

is not a debt security, and

(2)

carries a voting right either under all circumstances or under some circumstances that have occurred and are continuing.

27.2

Application

Article 27.3 does not apply to the Company if and for so long as it is a:

(a)

public company; or

(b)

a pre-existing reporting company which has the Statutory Reporting Company Provisions as part of its Articles or to which the Statutory Reporting Company Provisions apply.

27.3

Consent Required for Transfer of Shares or Designated Securities

No share or designated security may be sold, transferred or otherwise disposed of without the consent of the directors and the directors are not required to give any reason for refusing to consent to any such sale, transfer or other disposition.

The foregoing constitute the Articles of the Company	Date of signing
________________________________ Michael D. Huddy, President and CEO	________________, 2015

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